UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR MORTGAGE TRUST
(Exact name of registrant as specified in charter)
TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Fernando Diaz, President	Michael K. Hoffman, Esq.
RMR Mortgage Trust	Skadden, Arps, Slate, Meagher & Flom LLP
Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	One Manhattan West, New York, New York 10001-8602

Karen Jacoppo-Wood, Esq.
State Street Bank and Trust Company
One Lincoln Street Boston, Massachusetts 02111

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: June 30, 2020

Item 1.    Reports to Stockholders.

Semi-Annual Report
June 30, 2020

RMR Mortgage Trust

THIS SEMI-ANNUAL REPORT ON FORM N-CSR CONTAINS STATEMENTS THAT CONSTITUTE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. WHENEVER WE USE WORDS SUCH AS “BELIEVE,” “EXPECT,” “ANTICIPATE,” “INTEND,” “PLAN,” “ESTIMATE,” “WILL,” “MAY” AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.

BEGINNING ON JANUARY 1, 2021, AS PERMITTED BY REGULATIONS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, PAPER COPIES OF OUR SHAREHOLDER REPORTS LIKE THIS ONE WILL BE MADE AVAILABLE ON OUR WEBSITE INSTEAD OF SENT BY MAIL, UNLESS YOU SPECIFICALLY REQUEST PAPER COPIES FROM US OR FROM YOUR FINANCIAL INTERMEDIARY, SUCH AS A BROKER-DEALER OR BANK. YOU WILL BE NOTIFIED BY MAIL EACH TIME A REPORT IS POSTED AND PROVIDED WITH A WEBSITE LINK TO ACCESS THE REPORT.

IF YOU ALREADY ELECTED TO RECEIVE SHAREHOLDER REPORTS ELECTRONICALLY, YOU WILL NOT BE AFFECTED BY THIS CHANGE AND YOU NEED NOT TAKE ANY ACTION. YOU MAY ELECT TO RECEIVE SHAREHOLDER REPORTS AND OTHER COMMUNICATIONS FROM US OR, IF APPLICABLE, YOUR FINANCIAL INTERMEDIARY ELECTRONICALLY BY WRITING TO INVESTOR RELATIONS, RMR MORTGAGE TRUST, TWO NEWTON PLACE, 255 WASHINGTON STREET, SUITE 300, NEWTON, MA 02458 OR EMAIL INFO@RMRMORTGAGETRUST.COM.

YOU MAY ELECT TO RECEIVE ALL FUTURE REPORTS IN PAPER FREE OF CHARGE. YOU CAN INFORM US OR, IF APPLICABLE, YOUR FINANCIAL INTERMEDIARY THAT YOU WISH TO CONTINUE RECEIVING PAPER COPIES OF YOUR SHAREHOLDER REPORTS BY WRITING TO INVESTOR RELATIONS, RMR MORTGAGE TRUST, TWO NEWTON PLACE, 255 WASHINGTON STREET, SUITE 300, NEWTON, MA 02458 OR EMAIL INFO@RMRMORTGAGETRUST.COM. YOUR ELECTION TO RECEIVE PAPER REPORTS WILL APPLY TO ALL FUNDS WITHIN THE FUND COMPLEX (OF WHICH THE FUND IS CURRENTLY THE ONLY FUND) THAT YOU HOLD SHARES IN.

ACTING PURSUANT TO A U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) EXEMPTIVE ORDER AND WITH THE APPROVAL OF OUR BOARD OF TRUSTEES ( “BOARD”), WE HAVE ADOPTED A PLAN, THAT ALLOWS US TO INCLUDE LONG TERM CAPITAL GAINS, WHERE APPLICABLE, AS PART OF A REGULAR FIXED QUARTERLY DISTRIBUTION TO OUR SHAREHOLDERS (“MANAGED DISTRIBUTION PLAN”).

OUR CURRENT DISTRIBUTION RATE IS $0.10 PER COMMON SHARE BUT THIS RATE IS SUBJECT TO CHANGE AT THE DISCRETION OF OUR BOARD. UNDER OUR MANAGED DISTRIBUTION PLAN, WE WILL DISTRIBUTE AVAILABLE INVESTMENT INCOME TO SHAREHOLDERS, CONSISTENT WITH OUR INVESTMENT OBJECTIVE AND AS REQUIRED BY THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”). IF THE AMOUNT OF OUR QUARTERLY DISTRIBUTIONS EXCEEDS THE AMOUNT OF OUR INVESTMENT INCOME AND NET REALIZED GAINS, THIS EXCESS WOULD BE A RETURN OF CAPITAL TO SHAREHOLDERS FROM OUR ASSETS.

YOU SHOULD NOT DRAW ANY CONCLUSIONS ABOUT OUR INVESTMENT PERFORMANCE FROM THE AMOUNT OF THESE DISTRIBUTIONS OR FROM THE TERMS OF OUR MANAGED DISTRIBUTION PLAN. OUR TOTAL RETURN PERFORMANCE ON NET ASSET VALUE IS PRESENTED IN OUR FINANCIAL HIGHLIGHTS TABLE.

OUR BOARD MAY AMEND, SUSPEND OR TERMINATE THE MANAGED DISTRIBUTION PLAN AT ANY TIME WITHOUT PRIOR NOTICE TO OUR SHAREHOLDERS IF IT DEEMS SUCH ACTIONS TO BE IN THE BEST INTERESTS OF US OR OUR SHAREHOLDERS. THE SUSPENSION OR TERMINATION OF OUR MANAGED DISTRIBUTION PLAN COULD HAVE THE EFFECT OF CREATING A TRADING DISCOUNT (IF OUR SHARES ARE TRADING AT OR ABOVE NET ASSET VALUE) OR WIDENING AN EXISTING TRADING DISCOUNT. WE ARE SUBJECT TO RISKS THAT

COULD HAVE AN ADVERSE IMPACT ON OUR ABILITY TO MAINTAIN LEVEL DISTRIBUTIONS. EXAMPLES OF POTENTIAL RISKS INCLUDE, BUT ARE NOT LIMITED TO, ECONOMIC DOWNTURNS IMPACTING THE MARKETS, INCREASED MARKET VOLATILITY, COMPANIES (INCLUDING REAL ESTATE INVESTMENT TRUSTS OR REITS) SUSPENDING OR DECREASING DIVIDEND DISTRIBUTIONS AND CHANGES IN THE CODE.

ON APRIL 16, 2020, OUR SHAREHOLDERS APPROVED A CHANGE IN OUR BUSINESS FROM A REGISTERED INVESTMENT COMPANY TO A COMMERCIAL MORTGAGE REIT AND AMENDED OUR FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS TO PERMIT US TO PURSUE OUR NEW BUSINESS. WE ARE IN THE PROCESS OF REALIGNING OUR PORTFOLIO SO THAT WE ARE NO LONGER AN “INVESTMENT COMPANY” UNDER THE INVESTMENT COMPANY ACT OF 1940. WE HAVE FILED AN APPLICATION WITH THE SEC FOR A DEREGISTRATION ORDER. WE INTEND TO SELL OUR EXISTING INVESTMENTS AND TRANSITION OUR PORTFOLIO INTO COMMERCIAL MORTGAGE DEBT OR OTHER PERMITTED INVESTMENTS AS OPPORTUNITIES WITHIN THE NEW INVESTMENT SCOPE ARISE, SUBJECT TO COMPLIANCE REQUIREMENTS AND OTHER BUSINESS CONSIDERATIONS. FOR MORE INFORMATION, PLEASE CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

•
WE ARE CURRENTLY A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. COMMON SHARES OF CLOSED END INVESTMENT COMPANIES OFTEN TRADE AT A DISCOUNT TO NET ASSET VALUE, AND OUR COMMON SHARES HAVE HISTORICALLY TRADED AT A DISCOUNT TO NET ASSET VALUE. THE RISK OF A MARKET PRICE DISCOUNT FROM NET ASSET VALUE IS SEPARATE AND IN ADDITION TO THE RISK THAT NET ASSET VALUE ITSELF MAY DECLINE.

•	YOU SHOULD CONSIDER OUR INVESTMENT OBJECTIVE, STRATEGIES, RISKS AND EXPENSES BEFORE PURCHASING ANY OF OUR SHARES. AN INVESTMENT IN OUR SHARES IS SUBJECT TO MATERIAL RISKS.

•
PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF OUR PORTFOLIO. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS, PARTICULARLY BECAUSE WE ARE TRANSITIONING OUR BUSINESS TO A COMMERCIAL MORTGAGE REIT. INDEX PERFORMANCE IS SHOWN FOR ILLUSTRATIVE PURPOSES ONLY. YOU CANNOT INVEST DIRECTLY IN THE INDEX BY PURCHASING OUR SHARES.

•
THE CURRENT ECONOMIC SITUATION RESULTING FROM THE UNPRECEDENTED MEASURES TAKEN AROUND THE WORLD TO COMBAT THE SPREAD OF COVID-19 MAY CONTINUE TO CONTRIBUTE TO SEVERE MARKET DISRUPTIONS, VOLATILITY AND REDUCED ECONOMIC ACTIVITY. FURTHERMORE, MEASURES TAKEN TO MITIGATE THE IMPACTS OF COVID-19 MAY HAVE LONG-TERM NEGATIVE EFFECTS ON THE U.S. AND WORLDWIDE FINANCIAL MARKETS AND ECONOMIES AND MAY CAUSE FURTHER ECONOMIC UNCERTAINTIES IN THE U.S. AND WORLDWIDE. IT IS DIFFICULT TO PREDICT HOW LONG THE FINANCIAL MARKETS AND ECONOMIC ACTIVITY WILL CONTINUE TO BE IMPACTED BY THESE EVENTS AND THE EFFECTS OF THESE OR SIMILAR EVENTS IN THE FUTURE ON THE U.S. ECONOMY AND FINANCIAL MARKETS. IN ADDITION TO BEING IMPACTED BY THESE EVENTS, OUR ABILITY TO PAY QUARTERLY COMMON SHARE DISTRIBUTIONS MAY ALSO BE IMPACTED BY A NUMBER OF OTHER FACTORS, INCLUDING THE AVAILABILITY OF CAPITAL GAINS, DISTRIBUTIONS PAID ON OUR PREFERRED SHARES, INTEREST PAID ON BORROWINGS, THE EXTENT OF OUR LEVERAGE AND THE AMOUNT OF OUR EXPENSES. ADDITIONALLY, PERIODS OF MARKET VOLATILITY MAY CONTINUE TO OCCUR IN RESPONSE TO THE PANDEMIC OR OTHER EVENTS OUTSIDE OF OUR CONTROL. THESE EVENTS HAVE HAD, AND MAY CONTINUE TO HAVE, A SIGNIFICANT NEGATIVE IMPACT ON OUR PERFORMANCE, NET ASSET VALUE, INCOME, OPERATING RESULTS AND ABILITY TO PAY DISTRIBUTIONS, AS WELL AS THE PERFORMANCE, INCOME, OPERATING RESULTS AND VIABILITY OF ISSUERS IN WHICH WE INVEST. THERE IS NO ASSURANCE THAT WE WILL ALWAYS BE ABLE TO PAY DISTRIBUTIONS OF A PARTICULAR SIZE, OR THAT A DISTRIBUTION WILL CONSIST

SOLELY OF NET INVESTMENT INCOME AND/ OR REALIZED CAPITAL GAINS. THESE EVENTS MAY ALSO DISRUPT OUR DESIRED TIMING TO FULLY TRANSITION TO A COMMERCIAL MORTGAGE REIT AND MAY DELAY, REDUCE OR ELIMINATE THE ANTICIPATED BENEFITS OF THIS BUSINESS TRANSITION.

•
CONTINGENCIES RELATED TO A LOAN THAT WE HAVE ENTERED AN APPLICATION WITH A BORROWER FOR BUT HAVE NOT CLOSED MAY NOT BE SATISFIED AND THE CLOSING OF THE PENDING LOAN MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS MAY CHANGE.

•
FOR MORE INFORMATION ABOUT US PLEASE VISIT WWW.RMRMORTGAGETRUST.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO OUR FILINGS WITH THE SEC,WHICH ARE AVAILABLE AT WWW.SEC.GOV. OUR INTERNET ADDRESS IS INCLUDED SEVERAL TIMES IN THIS REPORT; HOWEVER, THE INFORMATION ON THE WEBSITE IS NOT INCORPORATED BY REFERENCE INTO THIS REPORT.

NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR MORTGAGE TRUST, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

SUBJECT TO CERTAIN EXCEPTIONS, THE AGREEMENT AND DECLARATION OF TRUST OF RMR MORTGAGE TRUST CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR MORTGAGE TRUST.

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2020 and financial position as of June 30, 2020.

For the six months ended June 30, 2020, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was -30.2%. The annualized distribution rate on our NAV at June 30, 2020, based on our annualized second quarter dividend, was 2.4%. Also, for the six months ended June 30, 2020, our total return on the market price of our common shares (including hypothetical reinvestment of distributions at market price) was -39.4%. The annualized distribution rate on the market price of our common shares at June 30, 2020, based on our annualized second quarter dividend, was 3.4%.

The total return for the Morgan Stanley REIT Index (the “RMS Index”) during the first six months of 2020 was negative 18.5%. Our underperformance compared to the RMS Index during the first six months of 2020 was primarily due to our overweight position in higher yielding REIT common and preferred securities in our investment portfolio compared to the RMS Index, and those securities appear to have been particularly negatively impacted by the significant REIT market sell off due to COVID-19.

On April 16, 2020, our shareholders approved a change in our business from a registered investment company to a commercial mortgage REIT and an amendments to our fundamental investment policies and restrictions to permit us to pursue our new business. We are in the process of implementing this strategy as evidenced by the recent name change. We have also filed an application with the SEC to deregister as an investment company under the Investment Company Act of 1940. We intend to sell our existing investments and transition our portfolio into commercial mortgages or other eligible investments as opportunities within our new business mandate arise and subject to applicable compliance requirements and other business considerations.

On June 11, 2020, we announced a quarterly distribution rate of $0.10 per common share which represented a reduction in the historical rate of our quarterly common share distribution. The reduction in our quarterly distribution rate is a result of the decline in income from our portfolio holdings, including the impact from market declines related to COVID-19, and anticipates a potential reduction in income as we transition our portfolio.

Thank you for your continued support.

Sincerely,
Fernando Diaz
President
August 3, 2020

* The internet address for the Fund is included several times in this annual report as a textual reference only. The information on the website is not incorporated by reference into this annual report.                                     6

RMR Mortgage Trust

Portfolio holdings by sub-sector as a percentage of investments (as of June 30, 2020)* (unaudited)

REITs
Residential	14%
Health Care	13%
Industrial	13%
Others, less than 10% each	57%

Total REITs	97%
Other, including short term investments	3%

Total investments	100%

Portfolio holdings by type of security (as of June 30, 2020)* (unaudited)
Common Securities	82%
Preferred Securities	16%
Short-term securities	2%
Total investments	100%
______________
*
These percentages represent our portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value as of the date indicated and do not match the percentages included in the Portfolio of Investments schedule which represents our portfolio holdings by sub-sector or type of security as a percentage of our net assets.

RMR Mortgage Trust
Portfolio of Investments – June 30, 2020 (unaudited)

Company	Shares	Value
COMMON STOCKS - 129.0%
REAL ESTATE INVESTMENT TRUSTS - 129.0%
DATA CENTERS - 7.3%
CyrusOne, Inc. (a)(b)	65,119	$4,737,407
Digital Realty Trust, Inc. (a)(b)	25,200	3,581,172
Equinix, Inc. (a)(b)	4,502	3,161,755
QTS Realty Trust, Inc.	15,000	961,350
		12,441,684
DIVERSIFIED - 9.0%
Armada Hoffler Properties, Inc. (a)(b)	154,953	1,541,782
Colony Capital, Inc. (a)	104,980	251,952
Gladstone Commercial Corp. (a)(b)	88,611	1,661,456
Global Net Lease, Inc.	112,082	1,875,132
Lexington Realty Trust (a)	513,638	5,418,881
One Liberty Properties, Inc. (a)	29,295	516,178
VEREIT, Inc. (a)	283,716	1,824,294
Vornado Realty Trust (a)(b)	39,835	1,522,095
Whitestone REIT (a)	124,535	905,369
		15,517,139
FREE STANDING - 7.4%
Agree Realty Corp.	19,309	1,268,794
Essential Properties Realty Trust, Inc. (a)	25,000	371,000
National Retail Properties, Inc.	136,600	4,846,568
Realty Income Corp.	72,400	4,307,800
Spirit Realty Capital, Inc. (a)	19,240	670,706
STORE Capital Corp. (a)	52,200	1,242,882
		12,707,750
HEALTH CARE - 20.2%
Global Medical REIT, Inc. (a)(b)	535,467	6,066,841
Healthpeak Properties, Inc. (a)	113,965	3,140,875
Healthcare Realty Trust, Inc. (a)(b)	38,697	1,133,435
Healthcare Trust of America, Inc. (a)	48,000	1,272,960
LTC Properties, Inc.	75,021	2,826,041
Medical Properties Trust, Inc. (a)(b)	413,609	7,775,849
New Senior Investment Group, Inc.	104,121	376,918
Omega Healthcare Investors, Inc. (a)(b)	66,298	1,971,040
Physicians Realty Trust (a)	179,791	3,149,938
Sabra Health Care REIT, Inc. (a)(b)	113,154	1,632,812
Ventas, Inc. (a)	98,200	3,596,084
Welltower, Inc. (a)(b)	34,200	1,769,850
		34,712,643
INDUSTRIAL - 18.7%
Americold Realty Trust (a)	45,000	1,633,500
Duke Realty Corp. (a)(b)	34,370	1,216,354
Monmouth Real Estate Investment Corp.	178,358	2,584,407
Plymouth Industrial REIT, Inc.	172,697	2,210,522
Prologis, Inc. (a)(b)	171,936	16,046,787
Rexford Industrial Realty, Inc.	39,176	1,623,062
STAG Industrial, Inc.	231,693	6,793,239
		32,107,871
LODGING - 3.7%
Apple Hospitality REIT, Inc. (a)(b)	71,400	689,724
Ashford Hospitality Trust, Inc.	105,000	75,873
Braemar Hotels & Resorts, Inc. (a)	111,762	319,639
Chatham Lodging Trust (a)(b)	97,000	593,640
Condor Hospitality Trust, Inc.	59,420	243,622
DiamondRock Hospitality Co. (a)(b)	60,603	335,135
Hersha Hospitality Trust (a)	132,475	763,056
Host Hotels & Resorts, Inc. (a)	67,000	722,930
Park Hotels & Resorts, Inc. (a)(b)	58,853	582,056
Pebblebrook Hotel Trust (a)	90,480	1,235,957
RLJ Lodging Trust (a)	88,688	837,215
		$6,398,847
MANUFACTURED HOMES - 6.6%
Sun Communities, Inc. (a)	65,356	8,867,502
UMH Properties, Inc. (a)(b)	195,796	2,531,642
		11,399,144
MORTGAGE - 2.6%
Annaly Capital Management, Inc. (a)	319,998	2,099,187
Jernigan Capital, Inc. (a)	30,140	412,315
Starwood Property Trust, Inc. (a)	129,100	1,931,336
		4,442,838
OFFICE - 13.6%
Alexandria Real Estate Equities, Inc. (a)	39,300	6,376,425
Boston Properties, Inc. (a)	27,100	2,449,298
Brandywine Realty Trust (a)	165,300	1,800,117
City Office REIT, Inc. (a)	144,253	1,451,185
Corporate Office Properties Trust (a)	83,500	2,115,890
Douglas Emmett, Inc.	51,322	1,573,533
Franklin Street Properties Corp. (a)(b)	76,269	388,209
Highwoods Properties, Inc. (a)(b)	49,723	1,856,160
Hudson Pacific Properties, Inc. (a)	26,000	654,160
Kilroy Realty Corp. (a)	35,600	2,089,720
Mack-Cali Realty Corp. (a)	78,030	1,193,079
SL Green Realty Corp. (a)	27,900	1,375,191
		23,322,967
REGIONAL MALLS - 2.6%
CBL & Associates Properties, Inc.	528,694	144,122
Pennsylvania Real Estate Investment Trust (a)(b)	203,491	276,748
Simon Property Group, Inc. (a)	47,527	3,249,896
The Macerich Co. (a)(b)	49,395	443,073
Washington Prime Group, Inc. (a)(b)	331,148	278,429
		4,392,268
RESIDENTIAL - 19.4%
Apartment Investment & Management Co. (a)(b)	25,451	957,976
American Homes 4 Rent	20,000	538,000
AvalonBay Communities, Inc. (a)	34,375	5,315,750
Bluerock Residential Growth REIT, Inc. (a)(b)	405,557	3,276,901
Camden Property Trust (a)	11,300	1,030,786
Equity Residential (a)(b)	69,000	4,058,580
Essex Property Trust, Inc. (a)	16,500	3,781,305
Independence Realty Trust, Inc. (a)	489,429	5,623,539
Investors Real Estate Trust (a)	6,281	442,748
Invitation Homes, Inc. (a)(b)	50,000	1,376,500
Mid-America Apartment Communities, Inc. (a)	29,671	3,402,374
NexPoint Residential Trust, Inc.	21,102	745,956
Preferred Apartment Communities, Inc. (a)	56,479	429,240
UDR, Inc. (a)	62,000	2,317,560
		33,297,215
SHOPPING CENTERS - 5.1%
Acadia Realty Trust (a)	30,000	389,400
Brixmor Property Group, Inc. (a)	37,775	484,276
Cedar Realty Trust, Inc.	103,627	102,591
Kimco Realty Corp. (a)(b)	197,226	2,532,382
Kite Realty Group Trust (a)	125,125	1,443,943
Retail Opportunity Investments Corp. (a)(b)	35,000	396,550
RPT Realty (a)	82,220	572,251
SITE Centers Corp. (a)	68,500	554,850
Urstadt Biddle Properties, Inc.	40,500	481,140
Weingarten Realty Investors (a)(b)	91,225	1,726,889
		8,684,272
SPECIALTY - 9.3%
American Tower Corp. (a)(b)	25,791	6,668,005
Crown Castle International Corp. (a)(b)	14,000	2,342,900
EPR Properties (a)(b)	114,660	$3,798,686
Farmland Partners, Inc. (a)	109,344	749,006
Gladstone Land Corp.	35,000	555,100
Iron Mountain, Inc.	30,000	783,000
VICI Properties, Inc. (a)	49,600	1,001,424
		15,898,121
STORAGE - 3.5%
CubeSmart	40,000	1,079,600
Extra Space Storage, Inc. (a)	7,910	730,647
Life Storage, Inc. (a)	12,000	1,139,400
Public Storage	15,700	3,012,673
		5,962,320
Total Real Estate Investment Trusts (Cost $214,186,897)		221,285,079
Total Common Stocks ( Cost $214,186,897)		221,285,079
PREFERRED STOCKS - 25.5%
REAL ESTATE INVESTMENT TRUSTS - 25.5%
DATA CENTERS - 1.0%
Digital Realty Trust, Inc., Series C, 6.63% (a)	35,000	903,350
Digital Realty Trust, Inc., Series G, 5.88% (a)	30,000	755,100
		1,658,450
DIVERSIFIED - 2.2%
Gladstone Commercial Corp., Series D, 7.00%	100,000	2,400,000
Global Net Lease, Inc., Series A, 7.25% (a)	55,000	1,337,050
		3,737,050
HEALTH CARE - 0.7%
Global Medical REIT, Inc., Series A, 7.50% (a)	44,000	1,116,588
		1,116,588
INDUSTRIAL - 2.5%
Plymouth Industrial REIT, Inc., Series A, 7.50%	70,000	1,825,873
Rexford Industrial Realty, Inc., Series B, 5.88% (a)	40,000	1,023,200
STAG Industrial, Inc., Series C, 6.88% (a)	55,000	1,425,050
		4,274,123
LODGING - 6.1%
Ashford Hospitality Trust, Inc., Series D, 8.45%	39,304	394,219
Ashford Hospitality Trust, Inc., Series F, 7.38%	74,565	562,966
Ashford Hospitality Trust, Inc., Series G, 7.38%	250,000	1,867,500
Ashford Hospitality Trust, Inc., Series H, 7.50%	60,000	439,800
Ashford Hospitality Trust, Inc., Series I, 7.50%	68,084	507,907
Braemar Hotels & Resorts, Inc., Series B, 5.50% (a)	25,000	252,250
Hersha Hospitality Trust, Series C, 6.88% (a)(b)	46,000	537,050
Hersha Hospitality Trust, Series D, 6.50% (a)	70,000	794,500
Hersha Hospitality Trust, Series E, 6.50% (a)	35,958	411,360
Pebblebrook Hotel Trust, Series C, 6.50% (a)	78,684	1,568,959
RLJ Lodging Trust, Series A, 1.95% (c)	96,117	2,104,001
Sotherly Hotels, Inc., Series C, 7.88% (a)	40,000	354,400
Summit Hotel Properties, Inc., Series E, 6.25% (a)	33,200	594,612
		10,389,524
MANUFACTURED HOMES - 2.1%
UMH Properties, Inc., Series B, 8.00% (a)	66,650	1,675,248
UMH Properties, Inc., Series C, 6.75% (a)	30,000	709,500
UMH Properties, Inc., Series D, 6.38% (a)	49,105	1,156,914
		3,541,662
MORTGAGE - 1.5%
Annaly Capital Management, Inc., Series G, 6.50% (a)	40,000	800,000
iStar, Inc., Series D, 8.00% (a)	11,810	296,431
iStar, Inc., Series G, 7.65% (a)	21,241	517,431
New York Mortgage Trust, Inc., Series B, 7.75% (a)	33,450	643,578
New York Mortgage Trust, Inc., Series D, 8.00% (a)	20,000	391,800
		2,649,240
FREE STANDING - 0.7%
Seritage Growth Properties, Series A, 7.00% (a)	80,000	1,190,800
		1,190,800
OFFICE - 0.6%
SL Green Realty Corp., Series I, 6.50% (a)	40,000	$998,000
		998,000
REGIONAL MALLS - 1.0%
CBL & Associates Properties, Inc., Series D, 7.38%	132,461	119,215
CBL & Associates Properties, Inc., Series E, 6.63%	25,000	20,343
Pennsylvania Real Estate Investment Trust, Series B, 7.38% (a)	40,000	366,396
Pennsylvania Real Estate Investment Trust, Series D, 6.88% (a)	35,000	283,500
Washington Prime Group, Inc., Series H, 7.50% (a)	65,000	650,650
Washington Prime Group, Inc., Series I, 6.88% (a)	30,000	296,700
		1,736,804
RESIDENTIAL - 3.7%
Armada Hoffler Properties Inc., Series A, 6.75% (a)	35,000	832,650
Bluerock Residential Growth REIT, Inc., Series A, 8.25% (a)	180,000	4,309,200
Bluerock Residential Growth REIT, Inc., Series C, 7.63% (a)	37,645	879,011
Bluerock Residential Growth REIT, Inc., Series D, 7.13% (a)	17,300	386,655
		6,407,516
SHOPPING CENTERS - 3.1%
Cedar Realty Trust, Inc., Series B, 7.25% (a)	24,258	476,670
Cedar Realty Trust, Inc., Series C, 6.50% (a)	100,307	1,595,884
Saul Centers, Inc., Series D, 6.13% (a)	25,000	570,000
SITE Centers Corp., Series K, 6.25% (a)	86,000	1,938,440
Wheeler Real Estate Investment Trust, Inc., Series D, 8.75% (a)(b)	71,354	819,857
		5,400,851
SPECIALTY - 0.3%
CorEnergy Infrastructure Trust, Inc., Series A, 7.38% (a)	24,800	335,296
EPR Properties, Series E, 9.00% (a)(c)	16,400	422,628
		757,924
Total Real Estate Investment Trusts (Cost $61,531,413)		43,858,532
Total Preferred Stocks (Cost $61,531,413)		43,858,532
INVESTMENT COMPANIES - 2.9%
Aberdeen Global Premier Properties Fund (a)	196,826	917,209
Blackstone/GSO Loan Financing Ltd (d)	3,221,007	2,438,409
Cohen & Steers Quality Income Realty Fund, Inc. (a)	93,729	1,024,458
Eaton Vance Enhanced Equity Income Fund II	35,188	619,661
Total Investment Companies ( Cost $10,105,592)		4,999,737
SHORT-TERM INVESTMENTS - 3.0%
MONEY MARKET FUNDS - 3.0%
State Street Institutional U.S. Government Money Market Fund, (Cost $5,064,601)		5,064,601
Total Investments - 160.4% (Cost $290,888,503)		275,207,949
Other assets less liabilities - 0.6%		1,049,535
Revolving credit facility - (51.3%)		(88,000,000)
Preferred Shares, at liquidation preference - (9.7%)		(16,675,000)
Net Assets applicable to common shareholders – 100.0%		$171,582,484
Notes

a.
As of June 30, 2020, We have pledged portfolio securities with a market value of $205,060,622 as collateral in connection with our revolving credit facility with BNP Paribas Prime Brokerage International, Ltd. ("PBL"). Those pledged securities comprised all or a portion of the shares noted by this footnote (a).

b.
As of June 30, 2020, we have pledged portfolio securities with a market value of $ $86,134,425 (see Note (a)) have been rehypothecated by PBL as permitted by our revolving credit facility. Those rehypothecated securities comprised all or a portion of the securities noted by this footnote (b).

c.	Convertible into common stock.

d.	The security is listed on the London Stock Exchange as of June 30, 2020.

e.	The security was fair valued on June 30, 2020.

f.	Rate reflects 7 day yield as of June 30, 2020.

See notes to financial statements and notes to portfolio of investments                              8

RMR Mortgage Trust
Financial Statements

Statement of Assets and Liabilities
June 30, 2020
(unaudited)
Assets
Investments in securities, at value (cost of $290,888,503)	$275,207,949
Cash	6,594
Dividends and interest receivable	1,585,884
Prepaid expenses	123,063
Total assets	276,923,490
Liabilities
Revolving credit facility	88,000,000
Advisory fee payable	196,615
Interest payable	122,908
Compliance and internal audit costs payable	105,206
Administrative fee payable	31,372
Distributions payable on preferred shares	11,120
Accrued expenses and other liabilities	198,785
Total liabilities	88,666,006
Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000
Net assets attributable to common shares	$171,582,484
Composition of net assets attributable to common shares
Common shares, $0.001 par value per share; unlimited number of shares authorized	$10,202
Additional paid-in capital	171,572,282
Net assets attributable to common shares	$171,582,484
Common shares outstanding	10,202,009
Net asset value per share attributable to common shares	$16.82

See notes to financial statements.

RMR Mortgage Trust
Financial Statements - continued

Statement of Operations
For the Six
Months Ended
June 30, 2020
(unaudited)
Investment Income
Dividend income	$7,516,729
Interest income	22,744
Other income	25,755
Total investment income	7,565,228
Expenses
Advisory	1,252,038
Legal	174,795
Compliance and internal audit	67,858
Administrative	48,363
Custodian	47,863
Preferred share remarketing and auction fees	36,083
Shareholder reporting	34,959
Trustees' fees and expenses	28,126
Audit	24,432
Other	103,758
Total expenses before interest expense	1,818,275
Interest expense	850,592
Total expenses	2,668,867
Net investment income	4,896,361
Realized and change in unrealized gain (loss) on investments
Net realized gain on investments	920,574
Net change in unrealized losses on investments	(84,960,307)
Net realized and change in unrealized losses on investments	(84,039,733)
Net decrease in net assets before preferred distributions resulting from operations	(79,143,372)
Distributions to preferred shareholders from net investment income	(212,961)
Net decrease in net assets attributable to common shares resulting from operations	$(79,356,333)

See notes to financial statements.

RMR Mortgage Trust
Financial Statements - continued

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
	(unaudited)
Increase (decrease) in net assets resulting from operations
Net investment income	$4,896,361	$4,896,213
Net realized gain on investments	920,574	4,292,510
Net change in unrealized gains (losses) on investments	(84,960,307)	61,744,128
Distributions to preferred shareholders	(212,961)	(639,400)
Net increase (decrease) in net assets attributable to common shares resulting from operations	(79,356,333)	70,293,451
Distributions to common shareholders from:
Distributable earnings	(4,386,863)	(8,334,106)
Return of capital	—	(5,132,546)
Total distributions to common shareholders	(4,386,863)	(13,466,652)
Total increase (decrease) in net assets attributable to common shares	(83,743,196)	56,826,799
Net assets attributable to common shares
Beginning of year	255,325,680	198,498,881
End of year	$171,582,484	$255,325,680
Common shares issued and repurchased
Shares outstanding, beginning of year	10,202,009	10,202,009
Shares outstanding, end of year	10,202,009	10,202,009

See notes to financial statements.

RMR Mortgage Trust
Financial Statements - continued

Statement of Cash Flows
Year Ended
June 30, 2020
(unaudited)
Cash flows from operating activities
Net decrease in net assets before preferred distributions resulting from operations	$(79,143,372)
Adjustments to reconcile net decrease in net assets before preferred distributions resulting from operations to cash provided by operating activities:
Purchases of long term investments	(5,789,362)
Proceeds from sales of long term investments	4,900,751
Net (purchases)\ and sales of short term investments	(401,594)
Changes in assets and liabilities:
Decrease in dividends and interest receivable and other assets	979,495
Decrease in prepaid expenses	54,039
Decrease in advisory fee payable	(62,257)
Decrease in interest payable	(89,324)
Increase in compliance and internal audit costs payable	67,859
Decrease in administrative fee payable	(1,299)
Decrease in payable for securities purchased	(9,832)
Increase in accrued expenses and other liabilities	61,080
Net change in unrealized losses on investments	84,960,307
Net realized loss on investments and foreign currency transactions	(920,574)
Cash provided by operating activities	4,605,917
Cash flows from financing activities
Distributions paid to preferred shareholders	(219,053)
Distributions paid to common shareholders	(4,386,864)
Cash used in financing activities	(4,605,917)
Increase in cash	—
Cash at beginning of year	6,594
Cash at end of year	$6,594

Supplemental cash flow information:
Cash paid for interest and fees on borrowings	$939,916

See notes to financial statements.

RMR Mortgage Trust
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Year Presented
	For the Six Months Ended June 30, 2020 (unaudited)		For the Year Ended December 31,
			2019	2018	2017		2016
Per Common Share Operating Performance (a)
Net asset value, beginning of year	$25.03		$19.46	$23.28	$25.54		$23.53
Income from Investment Operations
Net investment income (b)	0.48		0.48	0.68	0.67		0.69
Net realized and unrealized gain (loss) on investments	(8.24)		6.47	(3.12)	0.29		2.68
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(0.02)		(0.04)	(0.04)	(0.03)		(0.04)
Net realized gains on investment	—		(0.02)	(0.02)	(0.02)		—
Net increase (decrease) in net asset value from operations	(7.78)		6.89	(2.50)	0.91		3.33
Less: Distributions to common shareholders from:
Net investment income	(0.43)		(0.51)	(0.64)	(0.84)		(1.32)
Net realized gains on investment	—		(0.33)	(0.28)	(0.48)		—
Return of capital	—		(0.48)	(0.40)	—		—
Dilutive effect of rights offering	—		—	—	(1.85)	(c)	—
Net asset value, end of period	$16.82		$25.03	$19.46	$23.28		$25.54
Market price, beginning of period	$20.02		$15.07	$19.09	$20.46		$19.28
Market price, end of period	$11.66		$20.20	$15.07	$19.09		$20.46
Total Return
Total investment return based on:
Market price (d)	(39.35)%		43.41%	(14.72)%	(0.46)%		13.25%
Net asset value (d)	(30.15)%		35.81%	(11.06)%	(3.89)%		14.32%
Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (b)	5.14%	(f)	2.01%	3.14%	2.67%		2.76%
Total preferred share distributions	(0.22)%	(f)	0.26%	0.26%	0.21%		0.17%
Net investment income, net of preferred share distributions (b)	4.92%	(f)	1.75%	2.88%	2.46%		2.59%
Expenses	2.80%	(f)	2.86%	3.14%	2.62%	(e)	2.28%
Portfolio turnover rate	3.79%		6.60%	21.59%	13.89%		10.48%
Net assets attributable to common shares	$171,582,484		$255,325,680	$198,498,881	$237,464,973		$195,435,521
Borrowings on revolving credit facility	$88,000,000		$88,000,000	$88,000,000	$88,000,000		$60,000,000
Asset coverage ratio of borrowings (h)	314%		409%	345%	389%		454%
Liquidation preference of outstanding preferred shares	$16,675,000		$16,675,000	$16,675,000	$16,675,000		$16,675,000
Asset coverage ratio of preferred shares (i)	1,129%		1,631%	1,290%	1,524%		1,272%
Asset coverage ratio of borrowings and preferred shares (j)	264%		344%	290%	327%		355%

(a)	Based on weighted average shares outstanding.
(b)
As discussed in Note A (8) to the financial statements, these amounts are subject to change if the issuers of the Fund’s investments characterize a portion of 2019 distributions as capital gains or return of capital.

(c)	Represents the impact of our rights offering of 2,550,502 common shares in September 2017 at a subscription price per share based on a formula.
(d)	Total returns for the six months ended June 30, 2020, are actual year to date and not annualized.
(e)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results.

(f)	Annualized
(g)
We incurred a one time non-recurring expense equal to 0.17% of net assets attributable to common shares, fully reimbursed to us by RMR Advisors. If the non-recurring reimbursed expense was not included, Expenses, including interest expense, would have been 2.45%.

(h)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.

(i)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.

(j)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.

See notes to financial statements.

RMR Mortgage Trust
Notes to Financial Statements (unaudited)
June 30, 2020

Note A

1. Organization

RMR Mortgage Trust (formerly known as RMR Real Estate Income Fund), or we, us, our, the Fund, or RMRM, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. At our annual meeting on April 13, 2017, our shareholders approved the redomestication of the Fund from a Delaware statutory trust to a Maryland statutory trust. The redomestication was completed on April 18, 2017, and we then became and continue to be a Maryland statutory trust.
On April 16, 2020, our shareholders approved a change in business from a registered investment company that makes equity investments in real estate companies to a real estate investment trust, or REIT, engaged in the business of originating and investing in first mortgage whole loans secured by middle market and transitional commercial real estate. Our fundamental investment objectives of earning and paying a high level of current income to common shareholders, with capital appreciation as a secondary objective, have been replaced with a non-fundamental primary objective to balance capital preservation with generating attractive risk adjusted returns. Our shareholders also amended our fundamental investment restrictions to permit us to engage in our new business while awaiting deregistration as an investment company and approved our return to non-diversified status under the 1940 Act.
We are in the process of realigning our portfolio so that we are no longer an investment company under the 1940 Act and have filed an application with the Securities Exchange Commission, or the SEC, for a deregistration order. We intend to sell our existing investments and transition our portfolio into commercial mortgage debt or other investments as opportunities within the new investment scope arise, subject to applicable compliance requirements and other business considerations.
We will continue to apply investment company accounting and reporting guidance until the SEC issues a deregistration order, at which time we will apply accounting and reporting guidance for REITs.
2 . Interim Financial Statements

The accompanying June 30, 2020 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund’s management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund’s operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years or any future interim periods.

3. Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires us to make estimates and assumptions that may affect the amounts reported in our financial statements and related notes. Our actual results could differ from these estimates.
4. Portfolio Valuation

Our investment securities are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on The Nasdaq Stock Market, or Nasdaq, are normally valued by us at the Nasdaq Official Closing Price, or NOCP, provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the ‘‘inside’’ bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent we hold foreign securities in our portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which

RMR Mortgage Trust
Notes to Financial Statements - continued (unaudited)
June 30, 2020

foreign securities trade has closed, but before the NYSE closes, that we determine could affect the value of the foreign securities we own or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to affect our net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by our board of trustees.

Any of our securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by us at fair value as determined in good faith under procedures established by our board of trustees.

Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A (5) for a further description of fair value measurements.

Investments in open end mutual funds are valued at the closing NAV on the valuation date.

5. Fair Value Measurements

We report the value of our securities at their fair value. Fair value is defined as the price that we would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, we use observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions we believe believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect our own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

•    Level 1 – unadjusted quoted prices in active markets for identical investments.

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

•	Level 3 – significant unobservable inputs (including our own assumptions in determining the fair value of investments).

We use broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment’s valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor’s Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, we believe that the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, we fair value those foreign securities. In such circumstances, we report holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security’s local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security’s reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. We recognize interperiod transfers between the input levels as of the end of the period.

On June 30, 2020, we transferred a foreign security with a fair value of $2,438,409 from Level 1 to Level 3 and, as described above, valued it at fair value as determined by an independent pricing service due to a more than 0.75% fluctuation of the S&P 500 Index from the previous day close. At June 30, 2020, there were no transfers of investments among Level 1 and Level 2.

RMR Mortgage Trust
Notes to Financial Statements - continued (unaudited)
June 30, 2020

The following is a summary of the inputs used on June 30, 2020, in valuing the Fund’s investments:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Real Estate Investment Trusts
Data Centers	$12,441,684	$—	$—	$12,441,684
Diversified	15,517,139	—	—	15,517,139
Free Standing	12,707,750	—	—	12,707,750
Health Care	34,712,643	—	—	34,712,643
Industrial	32,107,871	—	—	32,107,871
Lodging/Resorts	6,398,847	—	—	6,398,847
Manufactured Homes	11,399,144	—	—	11,399,144
Mortgage	4,442,838	—	—	4,442,838
Office	23,322,967	—	—	23,322,967
Regional Malls	4,392,268	—	—	4,392,268
Residential	33,297,215	—	—	33,297,215
Shopping Centers	8,684,272	—	—	8,684,272
Specialty	15,898,121	—	—	15,898,121
Storage	5,962,320	—	—	5,962,320
Total Real Estate Investment Trusts	221,285,079	—	—	221,285,079
Total Common Stocks	221,285,079	—	—	221,285,079
Preferred Stocks
Real Estate Investment Trusts
Data Centers	1,658,450	—	—	1,658,450
Diversified	3,737,050	—	—	3,737,050
Free Standing	1,190,800	—	—	1,190,800
Health Care	1,116,588	—	—	1,116,588
Industrial	4,274,123	—	—	4,274,123
Lodging/Resorts	10,389,524	—	—	10,389,524
Manufactured Homes	3,541,662	—	—	3,541,662
Mortgage	2,649,240	—	—	2,649,240
Office	998,000	—	—	998,000
Regional Malls	1,736,804	—	—	1,736,804
Residential	6,407,516	—	—	6,407,516
Shopping Centers	5,400,851	—	—	5,400,851
Specialty	757,924			757,924
Total Real Estate Investment Trusts	43,858,532	—	—	43,858,532
Total Preferred Stocks	43,858,532	—	—	43,858,532
Investment Companies	2,561,328	—	2,438,409	4,999,737
Short-Term Investments
Money Market Funds	5,064,601	—	—	5,064,601
Total Investments	$272,769,540	$—	$2,438,409	$275,207,949

The following table provides a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

RMR Mortgage Trust
Notes to Financial Statements - continued (unaudited)
June 30, 2020

Investments in Securities Characterized as Level 3
Balance, as of December 31, 2019	$—
Net transfers in and/or out of Level 3	2,438,409
Balance, as of June 30, 2020	$2,438,409
Net change in unrealized appreciation/(depreciation) from investments still held as of June 30, 2020	$(613,531)

6. Securities Transactions and Investment Income

We record securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. We use the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions. The difference between cost and fair value of for investments we continue to hold is reflected as unrealized gain (loss), and any change in that amount from a prior period is reflected in the accompanying statement of operations.

7. Taxes

We have adopted the provisions of the Topic of the FASB Accounting Standard Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. We recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At June 30, 2020, we did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service.
We have qualified as a ‘‘regulated investment company’’ and complied with the applicable provisions of subchapter M of the
Internal Revenue Code of 1986, as amended, or the IRC, so that we have generally not been subject to U.S. federal income tax. As described above, we have filed for a deregistration order with the SEC and intend to elect to be taxed as a REIT under as soon as our 2020 taxable year. Our REIT election, assuming continuing compliance with the then applicable qualification tests, will continue in effect for subsequent taxable years. Although we cannot be sure, beginning with our taxable year for which we make our election to be taxed as a REIT, we expect that we will be organized and will operate in a manner that will allow us to so qualify, and we expect that we will continue to be so organized and to so operate in subsequent taxable years.

8. Distributable Earnings

We earn income, net of expenses, daily on our investments. On February 22, 2019, we, acting pursuant to a U.S. Securities and Exchange Commission exemptive order and with the approval of our board of trustees, adopted a plan, consistent with our investment objective and policies, a so-called managed distribution policy, allowing us to include long term capital gains, where applicable, as part of a regular fixed quarterly distribution to our shareholders that is intended to distribute an amount consistent with our total returns in relation to NAV over time, or the Managed Distribution Plan. In accordance with the Managed Distribution Plan, our current quarterly distribution rate is $0.10 per common share. Our board of trustees may amend, suspend or terminate the Managed Distribution Plan at any time without prior notice to our shareholders if we deem such actions to be in the best interests of us or our shareholders. Consistent with the Managed Distribution Plan, our distributions to our common shareholders may consist of ordinary income (net investment income and short term capital gains), a portion of the estimated realized long term capital gains or return of capital, which is not taxable. To the extent our net realized capital gains, if any, can be offset by capital loss carry forwards, it is our policy not to distribute such gains subject to our Managed Distribution Plan. Distributions to preferred shareholders are determined as described in Note D.

We have substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that we receive from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to us. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until

RMR Mortgage Trust
Notes to Financial Statements - continued (unaudited)
June 30, 2020

subsequent to year end. Final characterization of the Fund’s 2020 distributions to common shareholders is also dependent upon the magnitude or timing of the Fund’s securities transactions prior to year end. Therefore, it is likely that some portion of the Fund’s 2020 investment income and distributions to common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year end financial statements.
Although subject to adjustments, the cost, gross unrealized gains and gross unrealized losses of the Fund's investments for federal income tax purposes of June 30, 2020, are as follows:

Cost	$291,741,721
Gross unrealized gains	54,258,368
Gross unrealized losses	(70,792,142)
Net unrealized gain (loss)	$(16,533,774)

The $853,213 difference between the financial reporting cost basis, tax cost basis and unrealized gain (loss) of our investments as of June 30, 2020 is due to the different treatment of wash sales of portfolio investments and non-taxable distributions received from portfolio investments for financial and tax reporting purposes.

At December 31, 2019, we had accumulated capital loss carryovers which can be used to offset future realized long term capital gains subject to carryforward period limitations of $1,350,092.

During the year ended December 31, 2019, we utilized net capital loss carryforwards of $209,830.
9. Concentration, Interest Rate and Illiquidity Risk

As of June 30, 2020, our investments are concentrated in income producing common shares and preferred shares issued by real estate companies, including REITs. As we transition our portfolio to become a commercial mortgage REIT, we expect our investments to become more concentrated in income producing debt securities, primarily first mortgage whole loans secured by middle market and transitional commercial real estate. We expect that these mortgage borrowers will be real estate companies. The value of our shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

The value of certain dividend and interest paying securities in our portfolio could be affected by interest rate fluctuations. Generally, when market interest rates fall, the values of dividend and interest paying securities rise, and vice versa. Interest rate risk is the risk that the securities in our portfolio will decline in value because of increases in market interest rates. The prices of long term securities generally fluctuate more than prices of shorter term securities as interest rate change. Additionally, our revolving credit facility requires interest to be paid at a variable interest rate and we pay distributions on our outstanding preferred shares at a rate set at auctions held generally every seven days. When interest rates increase, our interest costs will be higher and the distribution rate on our preferred shares may increase which could adversely affect our cash flow and ability to pay common share distributions.

As we transition our portfolio into privately negotiated first mortgage whole loans secured by middle market and transitional commercial real estate, our portfolio will become more concentrated in illiquid securities for which no secondary market is readily available. Additionally, some of our existing portfolio securities may be or become illiquid or less liquid. We may not be able to readily dispose of such securities at prices that approximate those at which we could sell such securities if they were traded or more widely traded and, as a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet our obligations. There is also the possibility that we will not be able to dispose of such securities at all. Limited liquidity can also affect the value or market price (if applicable) of securities, thereby adversely affecting our net asset value and ability to make dividend distributions. These risks may impact the timing of the full transition of our portfolio to commercial mortgage debt investments and may impact the prices we receive as we rotate out of our existing investments. The financial markets in general have in recent years experienced periods of extreme

RMR Mortgage Trust
Notes to Financial Statements - continued (unaudited)
June 30, 2020

secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time including in response to the COVID-19 and other future pandemics and financial crises and as a result of the governmental and societal response thereto.

Periods of market and economic volatility remain, and may continue to occur in the future, in response to various political, social, public health and economic events both within and outside of the United States. Such conditions could result in greater price volatility, less liquidity, widening credit spreads and lack of price transparency, and many securities could become illiquid and of uncertain value. Such market and economic conditions may make valuation of some of our securities uncertain and/or result in sudden and significant valuation increases or declines in our holdings. If there is a significant decline in the value of our portfolio, this may impact the asset coverage levels for our outstanding leverage, and impair our ability to pay common share distributions and achieve our investment objective and such declines, economic volatility and illiquidity may impair our ability to successfully implement our plan to transition to a commercial mortgage REIT.
.
London Interbank Offer Rate, or LIBOR, is currently expected to be phased out in 2021. We are required to pay interest on borrowings under our credit facility at floating rates based on LIBOR. Future debt that we may incur may also require that we pay interest based upon LIBOR. Additionally, the terms of our preferred securities contain reference rates based on LIBOR. We currently expect that the determination of interest under our credit agreement, and the reference rates for our preferred securities, would be based on the alternative rates provided under the credit agreement or the terms of our preferred securities or would be amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR for similar types of loans or securities, as the case may be. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest or rates under our agreements or the terms of our preferred securities would approximate the current calculation in accordance with LIBOR. We do not know what standard, if any, will replace LIBOR if it is phased out or transitioned. If the determination of interest or reference rates does not, or if we cannot forecast with sufficient confidence that it will, approximate the current calculation in accordance with LIBOR, we may incur additional costs, our investment income, net of interest expense, may decline, and the distributions required to be paid on our preferred securities may increase, all of which could result in reduced returns to investors.

Additionally, the preferred securities and commercial mortgage loans in which we invest or intend to invest may similarly have rates based on LIBOR. The foregoing risks and uncertainties apply to these portfolio investments as well. The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition may also result in a reduction in the value of certain instruments held by us. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to us.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Trustee Compensation; Other Agreements

We have an investment advisory agreement with RMR Advisors LLC, or RMR Advisors, to provide us with a continuous investment program, to make day to day investment decisions and to generally manage our business affairs in accordance with our investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of our average daily managed assets. Managed assets means our total assets less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, our revolving credit facility and the liquidation preference of our preferred shares are not considered a liability and they are considered indebtedness entered into for purposes of leverage. We incurred advisory fees of $1,252,038 for the six months ended June 30, 2020.

RMR Advisors also performs administrative functions for us pursuant to an administration agreement with us. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for us. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. We paid RMR Advisors $48,363 for subadministrative fees charged by State Street for the six months ended June 30, 2020.

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an ‘‘interested person’’ of us, as defined under the 1940 Act, is considered to be a ‘‘disinterested trustee’’. We pay cash compensation to our disinterested

RMR Mortgage Trust
Notes to Financial Statements - continued (unaudited)
June 30, 2020

trustees, consisting primarily of an annual retainer. We incurred trustee fees and expenses of $28,126 for the six months ended June 30, 2020.

Our board of trustees, and separately the disinterested trustees, has authorized us to make payments to RMR Advisors for costs related to our compliance and internal audit programs. We incurred compliance and internal audit expenses of $67,858, which includes our allocated portion for compliance and internal audit related costs for the six months ended June 30, 2020.

As more fully described above, our shareholders approved a proposal to change our business to a commercial mortgage REIT and we have filed an application with the SEC for an order deregistering us as an investment company under the 1940 Act. If the SEC issues the deregistration order, we anticipate that our existing agreements with RMR Advisors would be terminated and we would enter into a new management agreement with an affiliate of RMR Advisors, who would continue to provide for our day-to-day management, subject to the oversight and direction of our Board.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the six months ended June 30, 2020, were as follows:

		Brokerage
Purchases(1)	Sales(1)	Commissions
$5,789,362	$4,900,751	$1,161
______________________________

(1)	Includes the cost of brokerage commissions we paid for purchases and sales of securities of $857 and $304, respectively.
Note D

Preferred Shares

We have issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to our common shares and rank on parity with each other class or series of our preferred shares as to the payment of periodic distributions, including distribution of assets upon liquidation. If we do not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating our preferred shares, or (2) maintain ‘‘asset coverage’’, as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in our bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of our common shares and generally vote together with the holders of the common shares as a single class; however, holders of the preferred shares, voting as a separate class, also are entitled to elect two of our trustees. We pay distributions on our preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions for each series are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of June 30, 2020.

		Date of
Series	Rate	Auction
Series M	2.00%	6/29/2020
Series T	2.00%	6/30/2020
Series W	2.00%	6/24/2020
Series Th	2.00%	6/25/2020
Series F	2.00%	6/26/2020

To date, no auctions for our preferred securities have failed to attract sufficient clearing bids (such auctions are commonly referred to as ‘‘failed’’ auctions). However, RBC Capital Markets, LLC, an affiliate of our lead broker dealer for our preferred

RMR Mortgage Trust
Notes to Financial Statements - continued (unaudited)
June 30, 2020

securities, has from time to time acquired for its own account a portion of our preferred securities in the auctions, which at times have constituted a substantial portion of our preferred securities, and it may from time to time continue to purchase our preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada’s (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of June 30, 2020, it owned, in the aggregate, 258 of our issued and outstanding preferred shares, or 38.68% of our issued and outstanding preferred shares. If RBC Capital Markets, LLC had not been a purchaser of preferred securities in our auctions, some auctions likely would have failed and holders of our preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase our preferred shares in any future auction of our preferred securities in which demand is insufficient for holders of our preferred shares to sell all offered preferred shares, or that we will not have any auction for our preferred securities fail. If an auction of our preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which we would otherwise pay as a result of a successful auction. If an auction fails, holders of our preferred shares may not be able to sell their preferred shares in that auction. If auctions for our preferred shares fail, or if market conditions generally frustrate our ability to enhance investment results through the investment of capital attributable to our outstanding preferred shares, such factors may cause us to change the form and/or amount of investment leverage and may result in our realizing reduced investment returns.

We actively manage compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of our intention to do so, we may from time to time purchase or otherwise acquire our outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

See Note 9 on page 23 for a discussion regarding LIBOR and the potential impact to our preferred securities.

Note E

Capital Share Transactions

As of June 30, 2020, 10,202,009 common shares, $.001 par value per share, were issued and outstanding. The Fund had no capital stock transactions during the six months ended June 30, 2020.

Note F

Revolving Credit Facility

We have an $88,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage International, Ltd., or PBL. The interest payable on amounts borrowed under the Facility to an annual rate of one month LIBOR plus 95 basis points. The Facility has a 179-day rolling term that resets daily; however, if we fail to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. In the event the long term credit rating of BNP Paribas, the parent company of PBL, declines three or more levels below its highest rating by any of Standard & Poor's Rating Services, Moody's Investors Service, Inc. or Fitch Ratings, Ltd. on March 16, 2016, PBL shall have the option to terminate the Facility immediately upon notice. We pay a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. We are required to pledge portfolio securities as collateral equal to a minimum of 200%, and up to a maximum amount of 250%, of the loan balance outstanding and have granted a security interest in the securities pledged to, and in favor of, PBL as security for the loan balance outstanding. As of June 30, 2020, we have pledged portfolio securities with a market value of $205,060,622 as collateral for the Facility. During the six months ended June 30, 2020, we have no unused portion of the Facility and did not pay a facility fee. If we fail to meet certain requirements, or maintain other financial covenants required under the Facility, we may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require us to sell portfolio securities at potentially inopportune times if other financing is not then available to us on acceptable terms.

The Facility also permits, subject to certain conditions, PBL to rehypothecate portfolio securities pledged by us up to the amount of the loan balance outstanding. We continue to receive dividends and interest on rehypothecated securities. We also have the right under the Facility to recall the rehypothecated securities from PBL on demand. If PBL fails to deliver the recalled security in a timely manner, we will be compensated by PBL for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by PBL, we, upon notice to PBL, may reduce the loan balance outstanding

RMR Mortgage Trust
Notes to Financial Statements - continued (unaudited)
June 30, 2020

by the amount of the recalled security failed to be returned. We will receive a portion of the fees earned by PBL in connection with the rehypothecation of portfolio securities. As of June 30, 2020, the aggregated value of rehypothecated securities was $86,134,425 Those rehypothecated securities were included among the portfolio securities pledged by us as collateral for the Facility. During the six months ended June 30, 2020, we earned $25,755 in fees from rehypothecated securities, which we recorded as other income in our Statement of Operations.

As of June 30, 2020, we had outstanding borrowings of $88,000,000 under the Facility. During the six months ended June 30, 2020, the average outstanding daily balance under the Facility was $88,000,000 at a weighted average borrowing cost of 2.02%. As of June 30, 2020 the annual interest rate payable on borrowings under our revolving credit facility was 1.11225%.

See page 23 for a discussion regarding LIBOR and the potential impact to market interest rates.

Note G

Subsequent Events

Effective July 30, 2020, the Fund changed its name to RMR Mortgage Trust. The Fund also changed its ticker to RMRM, and its common shares began trading on the Nasdaq Stock Exchange on July 30, 2020 under the new ticker.

In July 2020, we entered into a loan application with a borrower for a first mortgage whole loan with a total commitment of $16,250,000 to refinance a two-building mixed-use asset located in Aurora, IL and a first mortgage loan application with another borrower for a class A suburban office building at Downers Grove, IL for a total commitment of $30,000,000.

RMR Mortgage Trust
Notes to Financial Statements - continued (unaudited)
June 30, 2020

RMR Mortgage Trust
Brokerage Policy
Subject to the supervision of our board of trustees, our Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of our assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for us, our Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, our Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research, if any, it provides.

Our Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's or its affiliates’ clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including us. To the extent that our Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself.

Our Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

Our Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, or the Exchange Act, which requires our Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. Our Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice
We recognize and respect the privacy of our prospective, current, inactive and former shareholders, including you, and take precautions to maintain the privacy of your nonpublic personal information. This notice is provided to help you understand your personal information to which we may have access, how we protect that information and under certain circumstances we share that information with select parties.

What information is collected?

Our transfer agent may collect nonpublic personal information about you and your financial transactions with us. This information may be collected on an application form for registering your shares directly with our transfer agent, or in the course of your dealing with our transfer agent, and information collected could include, for example, and without limitation, your social security number, account balance, bank account information, purchase history and transaction history. The privacy policy of our transfer agent governs how your nonpublic personal information collected by such transfer agent may be shared by such transfer agent. In the course of our business, we may also have access to the information such transfer agent has about you and the transactions you conduct through such transfer agent. We do not directly collect nonpublic personal information about you.

From what sources is this information collected?

Our transfer agent could collect nonpublic personal information about you from different sources, including, without limitation, the following:

•	Information received from you or, if applicable, your financial intermediary, on applications, forms or other documents;

•	Information about your transactions with us, our affiliates or other third parties such as our service providers; and

•	Information received from consumer reporting agencies (including credit bureaus).

We may have access to your nonpublic personal information collected by our transfer agent.

How do we share your information?

We do not sell your name or other information about you to anyone, nor do we share your information with affiliates and other third parties for marketing purposes. We do not disclose nonpublic personal information about our shareholders except to our affiliates and certain service providers, such as our subadministrator, transfer agent, attorneys, investment subadvisors and other financial or non financial service providers, for our business purposes or as permitted by law. We may disclose your nonpublic personal information:

•	To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

•	When you direct us to do so or consent to the disclosure (unless and until you revoke your direction or consent).

•	To approve or maintain your account.

•	To process transactions related to your investment in us.

•	To administer the Fund and process our transactions.

•	To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

•	To report to consumer reporting agencies and credit bureaus.

•	In connection with disputes or litigation between us.

How do we protect your information?

We conduct our business through officers and third parties that provide services pursuant to agreements with us (for example, the service providers described above). We do not have any employees. We restrict access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or us. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, we will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

What if I am a customer of a financial intermediary and hold my Fund shares through a financial intermediary?

Please note that if you hold our shares through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.
Proxy Voting Policies and Procedures
A description of the policies and procedures that are used to vote proxies relating to our portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to our annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission, or the Commission, at http://www.sec.gov. Information regarding how we voted proxies relating to our portfolio securities during the most recent 12-month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund’s Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters
We are committed to complying with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with any member(s) of our Board may do so by writing to the Board member(s) for whom the communication is intended, care of Secretary, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458 or email secretary@rmrmortgagetrust.com. The communications will then be delivered to the appropriate Board member(s).

Portfolio Holdings Reports
We file our complete schedule of portfolio holdings with the SEC quarterly on Form N-PORT, which is available on the SEC website at http://www.sec.gov. Our Form N-PORT may also be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. We provide additional data on our website at http://www.rmrfunds.com.

Certifications

Our principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund’s Form N-CSR are available on the Commission’s website at http://www.sec.gov.

Investment Objective and Policies

On April 16, 2020, our shareholders approved a change in business from a registered investment company that makes equity investments in real estate companies to a real estate investment trust, or REIT, engaged in the business of originating and investing in first mortgage whole loans secured by middle market and transitional commercial real estate. Our fundamental investment objective of earning and paying a high level of current income to common shareholders, with capital appreciation as a secondary objective, have been replaced with a non-fundamental primary objective to balance capital preservation with generating attractive risk adjusted returns. Our shareholders also amended our fundamental investment restrictions to permit us to engage in our new business while awaiting deregistration as an investment company and approved our return to non-diversified status under the 1940 Act.
We are realigning our portfolio so that we are no longer an investment company under the 1940 Act and have filed an application with the Securities Exchange Commission, or the SEC, for a deregistration order. We intend to sell our existing investments and transition our portfolio into commercial mortgage debt or other qualified investments as opportunities within the new investment scope arise, subject to applicable compliance requirements and other business considerations.
Being a “non-diversified” fund means we no longer need to comply with the 1940 Act's diversification requirements. A non-diversified fund may invest a significant part or all of its investments in a small number of issuers. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund more susceptible to the risk that one single event or occurrence can have a significant adverse impact on the fund.
The following investment objective and policies reflect our investment objective and policies as modified pursuant to shareholder approval on April 16, 2020. The following information is a summary of the changes approved by shareholders. This information may not reflect all of the changes that have occurred since you purchased Fund shares. Additional detail regarding these changes is available in our definitive proxy statement filed on February 21, 2020.
We will seek to achieve our objective by primarily investing in first mortgage whole loans secured by middle market commercial real estate (“CRE”) and transitional CRE. The first mortgage loans in which we plan to invest will generally have the following characteristics:

•	principal balances of less than $50.0 million;

•	stabilized LTV ratios of 75% or less;

•	terms of five years or less;

•	floating interest rates based on LIBOR (or other applicable benchmark interest rate index) plus spreads of 275 to 400 basis points;

•	non-recourse to sponsors (subject to customary non-recourse carve-out guarantees) and secured by middle market and transitional CRE across the United States; and

•	equity owned by well capitalized sponsors with experience investing in the relevant real estate property type.

We will invest in first mortgage whole loans that provide bridge financing on transitional CRE properties. These investments will typically be secured by properties undergoing redevelopment or repositioning activities that are expected to increase the value of the properties. We will fund these loans over time as the borrowers' business plans for the properties are carried out. Our loans secured by transitional CRE will typically be bridge loans that are usually refinanced, with the proceeds from other CRE mortgage loans or property sales. We expect to receive origination fees, extension fees, modification or similar fees in connection with our bridge loans. Bridge loans may lead to future investment opportunities for us, including making mortgage loans to repay our transitional loan, otherwise known as “takeout mortgage loans.” We may also originate or acquire subordinated and mezzanine loans, which are loans secured by junior mortgages on the underlying collateral property or loans secured by a pledge of the ownership interests of either the entity owning the property or a pledge of the ownership interests in the entity that owns the interest in the entity owning the property.

Our Advisor and the Board believe that our mortgage investment strategy is appropriate for the current market environment. However, to capitalize on investment opportunities at different times in the economic and CRE investment cycle, we may change our investment strategy from time to time. Our Advisor and the Board believe that the flexibility of our investment strategy and the experience and resources of our Advisor and its affiliates, will allow us to take advantage of changing market conditions to preserve capital and generate attractive risk adjusted returns on our investments. The Board will be able to modify such strategies without the consent of the shareholders to the extent that the Board determines that such modification is in our best interest.

We plan to employ both direct and structural leverage on our first mortgage loan investments. We expect our initial direct leverage will come from repurchase facilities for which we may pledge whole first mortgage loans as collateral. Structural leverage will involve the sale of senior interests in first mortgage loans, such as A-Notes, to third parties and our retention of B-Notes and other subordinated interests in the loans. We anticipate that repurchase agreements we may enter with banks will be related to our first mortgage loan investments, and we do not currently plan to enter repurchase agreements regarding our subordinated mortgage, mezzanine loan or preferred equity investments.

We intend to use reasonable amounts of leverage, to the extent available, to make additional investments that may increase our potential returns. The amount of leverage we will use for particular investments will depend upon an assessment of a variety of factors, which may include the anticipated liquidity and price volatility of our assets, the potential for losses in our portfolio, concentrations in particular loans, or with specific borrowers, the gap between the duration of our assets and liabilities, the availability and cost of financing our assets, the health of the U.S. economy and commercial mortgage markets, our outlook for the level, slope and volatility of future interest rates, the credit quality of our borrowers and collateral, the collateral values underlying our assets and our outlook for market lending spreads relative to the LIBOR (or other applicable benchmark interest rate index) curve.

We have adopted restrictions and policies relating to the investment of our assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares), including class approval by a majority of the Fund's outstanding preferred shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the preferred shares, as a single class, represented at a meeting at which more than 50% of the Fund's outstanding preferred shares are represented or (ii) more than 50% of the outstanding preferred shares). Each of the fundamental policies remain fundamental, as required by the 1940 Act, until we receive an order deregistering us as an investment company under the 1940 Act, at which time these policies (and other Fund policies) could be changed by the Board without shareholder approval.

Fundamental Investment Restrictions.

Under these fundamental investment restrictions, the Fund may not:

1.
Issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits of the 1940 Act, or pledge its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies.

2.
Borrow in excess of 33 1/3% of its total assets (including the amount of borrowings) minus liabilities (other than the amount of borrowings), except that the Fund may borrow up to an additional 5% of its total assets for temporary purposes.

3.	Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities.

4.	Purchase or sell commodities or commodities contracts, but the Fund may purchase or sell financial contracts including, but not limited to, interest rate or currency hedges.

Under these fundamental investment restrictions, the Fund may:

5.	Purchase or sell real estate, except to the extent that it would violate the 1940 Act.*

6.	Originate loans to other persons, except to the extent that it would violate the 1940 Act.*

* This reflects our fundamental policy as modified pursuant to shareholder approval on April 16, 2020.

Under these fundamental investment restrictions, the Fund will:

7.
Make investments that will result in concentration (25% or more of the value of its investments) in the securities of companies primarily engaged in the real estate industry and not in other industries; provided, however, this does not limit the Fund's investments in (i) U.S. Government obligations, or (ii) other obligations issued by governments or political subdivisions of governments.

We note that for purposes of our investment policies and restrictions, we define a “real estate company” as an entity that derives at least 50% of its revenues from the ownership, leasing, management, construction, sale or financing of commercial, industrial or residential real estate, or has at least 50% of its assets in real estate, and we will consider agency whole pool certificates and other trusts that own mortgages or other interests in real estate to be real estate companies.

Non-Fundamental Investment Restrictions.

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, the Fund may not:

1.	Invest in puts, calls, straddles, spreads or any combination thereof, representing more than 10% of the value of the Fund’s managed assets.

2.	Enter into short sales representing more than 5% of the value of the Fund’s managed assets.

3.	Invest in oil, gas or other mineral exploration programs, development programs or leases, except that the Fund may purchase securities of companies engaging in whole or in part in such activities.

Unless otherwise indicated, all limitations under the Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Fund to dispose of an investment until the Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Principal Risk Factors

In addition to the risks described elsewhere in this semi-annual report, we are subject to the following principal risks, which generally represent new risks related to our transition to a commercial mortgage REIT investment strategy pending receipt of a deregistration order. The following is a summary of only the principal risks to which we may be subject as we begin to invest in commercial mortgages while awaiting deregistration under the 1940 Act. Since we are only beginning to implement our new business strategy, these risks are necessarily forward looking and address the risks of investing in commercial mortgage debt. Our portfolio is in transition and, as reflected in this semi-annual report, as of June 30, 2020 we have not yet made a commercial mortgage debt investment. Therefore, until we do, we will continue to be subject to the risks of our old business strategy of investing in common and preferred equity of publicly traded REITs, which are described in the forepart of this semi-annual report and in the financial statement notes. Moreover, until our portfolio is fully transitioned, we will be subject to both the risks of our old business strategy and our new business strategy. For a discussion of certain other risks, including the tax consequences of implementing this transition, please see our definitive proxy statement filed on February 21, 2020. This information may not reflect all of the changes that have occurred since you purchased Fund shares.
We will operate in a highly competitive market for investment opportunities and competition may limit our ability to originate or acquire our target investments on attractive terms and could also affect the pricing of these investment opportunities.

We will operate in a highly competitive market for investment opportunities. Our profitability will depend, in large part, on our ability to originate or acquire our target investments on attractive terms. In originating or acquiring our investments, we will compete with a variety of institutional investors, including other REITs, specialty finance companies, public and private funds (including funds or investors that our Advisor, its affiliates or their subsidiaries may sponsor, advise or manage), banks, and insurance companies and other financial institutions. Some of our competitors, including other REITs and alternative CRE lenders, may have investment objectives that overlap with our investment objectives, which may create additional competition for lending and other investment opportunities. Many of our competitors are significantly larger than we are and have considerably greater financial, technical, marketing and other resources than we have. Many of our competitors are not subject to the operating constraints associated with REIT tax or SEC reporting compliance or maintenance of registration or an exemption from registration as an investment company under the 1940 Act. Some of our competitors may have a lower cost of capital and access to funding sources that may not be available to us, such as the U.S. Government, or are only available to us on substantially less attractive terms. In addition, some of our competitors may have higher risk tolerances or make different risk assessments than us, which could lead them to consider a wider variety of investments, offer more attractive pricing or other terms than us, for example, higher LTV ratios or lower interest rates than we are willing to offer or accept, or establish more relationships than us. In addition, recent and possible future changes in financial regulations and enforcement under the current U.S. presidential administration could decrease the current restrictions on banks and other financial institutions. If this occurs, these banks and financial institutions may increase or commence their pursuit of investments that are within our target investments either because they would no longer be restricted in making these investments or because the regulatory burdens resulting from these investments would be removed or significantly reduced. Furthermore, competition for our target investments may lead to the price for these investments increasing, which may further limit our ability to generate desired returns. The competitive pressures we will face may have a material adverse effect on our business, financial condition and results of operations, and we cannot be sure that we will be able to identify and originate or acquire our target investments.

The anticipated lack of liquidity of certain of our investments may adversely affect our business.

The anticipated lack of liquidity of certain of our investments may make it difficult for us to sell such investments if the need or desire arises. Certain investments such as mortgages, in particular, are relatively illiquid investments due to their short life, their potential unsuitability for securitization and the difficulty of recovery in the event of a borrower's default. In addition, we anticipate that certain of our investments may become less liquid after we have made them as a result of delinquencies or defaults, turbulent market conditions or the unavailability to borrowers of refinancing capital, which may make it more difficult for us to dispose of such investments at advantageous prices or in a timely manner. Moreover, many of the loans and securities we will invest in are not registered under relevant securities laws, resulting in limitations or prohibitions against their transfer, sale, pledge or disposition except in transactions that are exempt from registration requirements or are otherwise in accordance with such laws. As a result, many of our investments are expected to be illiquid, and if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. Further, we may face other restrictions on our ability to liquidate an investment to the extent that we or our Advisor has or could be attributed as having material, non-public information regarding the borrower entity. As a result, our ability to adjust our portfolio in response to changes in economic and other conditions may be relatively limited, which could adversely affect our financial condition and results of operations.

Concentrations within our portfolio of investments may subject us to losses.

While we intend to expand and diversify our portfolio of investments, we are not required to observe specific diversification criteria. Our investments may therefore at times be concentrated in certain property types or in certain borrowers that may be subject to higher risk of default or foreclosure, or secured by properties concentrated in a limited number of geographic locations. To the extent that our investments are concentrated in any one region or type of asset, downturns generally relating to such type of asset or region my result in defaults on a number of our investments within a short time period. Further, investments concentrated in certain borrowers may result in defaults of a significant amount of our investments if one or more of those borrowers default. Defaults of our concentrated investments may significantly reduce our net income, the returns on our investments and the value of our common shares, and as a result reduce our ability to make or sustain distributions to our shareholders.

The CRE loans and other CRE related investments that we will originate or acquire are subject to the ability of the property owner to generate net income from operating the property as well as the risks of delinquency and foreclosure.

CRE loans and other CRE related investments that we will originate or acquire are subject to risks of delinquency and foreclosure. The ability of a borrower to repay a loan secured by an income producing property typically is dependent primarily upon the successful operation of the property rather than upon the existence of independent income or assets of the borrower. If the net operating income of the property is reduced, the borrower's ability to repay the loan may be impaired. Net operating income of an income producing property can be affected by, among other things:

•	tenant mix and tenant bankruptcies;

•	success of tenant businesses;

•	property management decisions, including with respect to capital improvements, particularly in older building structures;

•	property location, condition and design;

•	competition from comparable properties;

•	changes in national, regional or local economic conditions and/or specific industry segments;

•	declines in regional or local real estate values;

•	declines in regional or local rental or occupancy rates;

•	changes in interest rates, and in the state of the debt and equity capital markets, including diminished availability or lack of debt financing for CRE;

•	changes in real estate tax rates, tax credits and other operating expenses;

•	costs of remediation and liabilities associated with environmental conditions;

•	the potential for uninsured or underinsured property losses;

•	changes in laws and regulations, including fiscal policies, zoning ordinances and environmental legislation and the related costs of compliance; and

•	acts of God, terrorist attacks, social unrest and civil disturbances.

In the event of any default under any CRE loan or other CRE related investment held directly by us, we will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral (net of our costs to enforce our rights with respect to that collateral) and the principal and accrued interest of the loan or investment, which could have a material adverse effect on our cash flow from operations and limit amounts available for distribution to our shareholders. In the event of the bankruptcy of a mortgage loan borrower, the mortgage loan to such borrower will be deemed to be secured only to the extent of the value of the underlying collateral at the time of bankruptcy (as determined by the bankruptcy court), and the lien securing the mortgage loan will be subject to the avoidance powers of the bankruptcy trustee or debtor-in-possession to the extent the lien is unenforceable under applicable law. Foreclosure of a mortgage loan can be an expensive and lengthy process, which could have a substantial negative effect on our anticipated return on the foreclosed mortgage loan.

The CRE loans and other CRE related investments we will originate and acquire will expose us to risks associated with real estate investments generally.

In addition to the other risks discussed herein, the CRE loans and other CRE related investments we will originate and acquire expose us to risks associated with real estate investment, generally, including:

•	economic and market fluctuations;

•	political instability or changes;

•	changes in environmental, zoning and other laws;

•	casualty or condemnation losses;

•	regulatory limitations on rents;

•	decreases in property values;

•	changes in the appeal of properties to tenants;

•	changes in supply and demand for CRE properties and debt resulting from the recent growth in CRE debt funds or otherwise;

•	changes in valuation of collateral underlying CRE properties and CRE loans, resulting from inherently subjective and uncertain valuations;

•	energy supply shortages;

•	various uninsured or uninsurable risks;

•	natural disasters;

•	changes in government regulations, such as rent control;

•	changes in the availability of debt financing and/or mortgage funds, which may render the sale or refinancing of properties difficult or impracticable;

•	increases in mortgage defaults;

•	increases in borrowing rates; and

•	negative developments in the economy and/or adverse changes in real estate values generally and other factors that are beyond our control.

We cannot predict the degree to which economic conditions generally, and the conditions for CRE debt investing in particular, will improve or decline. Any declines in the performance of the United States or global economies or in the real estate debt markets could have a material adverse effect on us.

Our Advisor's diligence process for investment opportunities may not reveal all facts that may be relevant for an investment, and if we incorrectly evaluate the risks of our investments, we may experience losses.

Prior to our making any investment, our Advisor will conduct diligence that it considers reasonable based upon the facts and circumstances of the investment. When conducting diligence on our behalf, our Advisor may be required to evaluate important and complex business, financial, tax, accounting, environmental and legal issues. Outside consultants, legal advisors, accountants and investment banks may be involved in the diligence process to varying degrees depending on the type of potential investment. Nonetheless, our diligence may not reveal all of the risks associated with our investments. We will evaluate our potential investments based upon criteria our Advisor deems appropriate for the relevant investment. Our underwriting assumptions and loss estimates may not prove accurate, and actual results may vary from estimates. If we underestimate the risks and potential losses associated with an investment we originate or acquire, we may experience losses from the investment.

Moreover, investment analyses and decisions by our Advisor may frequently be required to be undertaken on an expedited basis to take advantage of investment opportunities. In such cases, the information available to our Advisor at the time of making an investment decision may be limited. Therefore, we cannot be sure that our Advisor will have knowledge of all circumstances that may adversely affect such investment.

Loans secured by properties in transition or requiring significant renovation involve a greater risk of loss than loans secured by stabilized properties.

We intend to originate or acquire transitional or bridge loans to borrowers who are seeking shorter term capital to be used in acquisitions, construction or repositioning of properties. In a typical transitional loan, the borrower has usually identified a property that the borrower believes has been under-managed or is located in a recovering market or requires renovation. The renovation, refurbishment or expansion of a property by a borrower involves risks of cost overruns, construction risks and noncompletion risks, among others. Estimates of the costs of property improvements may be inaccurate. Other risks may include rehabilitation costs exceeding original estimates, possibly making a project uneconomical, environmental risks, delays in legal and other approvals and rehabilitation and subsequent leasing of the property not being completed on schedule. If the borrower fails to improve the quality of the property's management or the market in which the property is located fails to improve as expected, or the renovation is not completed in a timely manner or such costs are more than expected, then the borrower may not generate sufficient cash flow to make payments on or refinance the transitional loan, and we may not recover some or all of our investment.

In addition, borrowers often use the proceeds of a conventional mortgage to repay a transitional loan. Transitional loans therefore are subject to the risk of the borrowers' inability to obtain financing to repay the loan. Losses we suffer with respect to our transitional loans could be material.

We may need to foreclose on loans that are in default, which could result in losses.

We may find it necessary to foreclose on loans that are in default. Foreclosure processes are often lengthy and expensive. Results of foreclosure processes may be uncertain, as claims may be asserted by borrowers or by other lenders or investors in the borrowers that interfere with enforcement of our rights, such as claims that challenge the validity or enforceability of our loan or the priority or perfection of our mortgage or other security interests. Borrowers may resist foreclosure actions by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no merit, in an effort to prolong the foreclosure action and seek to force us into a modification of the loan or a buy-out of the loan for less than we are owed. At any time prior to or during the foreclosure proceedings, the borrower may file for bankruptcy, which would have the effect of staying the foreclosure actions and delaying the foreclosure processes and potentially result in reductions or discharges of borrower's debt. Foreclosure may create a negative public perception of the collateral property, resulting in a diminution of its value. Even if we are successful in foreclosing on a mortgage loan, the liquidation proceeds upon sale of the underlying real estate may not be sufficient to recover our investment. Any costs or delays involved in the foreclosure of the loan or a liquidation of the underlying property will reduce the net proceeds realized and, thus, increase the potential for loss.

Prepayment rates may adversely affect the value of certain of our investments which could negatively impact our ability to make or sustain distributions to our shareholders.

The prepayment rates at which our borrowers prepay our investments, where contractually permitted, will be influenced by changes in current interest rates, significant changes in the performance of underlying real estate assets and a variety of economic and other factors beyond our control. Prepayment rates cannot be predicted with certainty and no strategy can completely insulate us from increases in such rates. In periods of declining interest rates, prepayments on investments generally increase and the proceeds of prepayments received during these periods are likely to be reinvested by us in comparable assets at reduced yields. Conversely, in periods of rising interest rates, prepayments on investments, where contractually permitted, generally decrease, in which case we would not have the prepayment proceeds available to invest in comparable assets at higher yields. We may invest in loans and other assets secured or supported by transitional real estate assets; significant improvement in the performance of such assets may result in prepayments as other financing alternatives become available to the borrower. In addition, it may take an extended period for us to reinvest any repayments we may receive and any reinvestments we may be able to make may not provide us with similar returns or comparable risks as those of our current investments. We expect to be entitled to fees upon the prepayment of our investments, although we cannot be sure that such fees will adequately compensate us as the functional equivalent of a "make whole" payment. Furthermore, we may not be able to structure future investments to impose a make whole obligation upon a borrower in the case of an early prepayment. As a result, our income will be reduced, which will have a negative impact on our ability to make or sustain distributions to our shareholders.

Changes in market interest rates may significantly reduce our revenues or impede our growth.

Since the most recent U.S. recession, the Board of Governors of the U.S. Federal Reserve System (the "U.S. Federal Reserve") has taken actions which have resulted in low interest rates prevailing in the marketplace for a historically long period of time. The U.S. Federal Reserve steadily increased the targeted federal funds rate over the last several years, but recently took action to decrease its federal funds rate and may continue to make adjustments in the near future. If market interest rates increase, those increases may materially and negatively affect us in several ways, including:

•
Changes in interest rates may affect our net interest income from our investments, which is the difference between the interest income we earn on our interest earning investments and the interest expense we incur in financing our investments.

•
Changes in interest rates may affect our ability to make investments as well as borrower default rates. In a period of rising interest rates, our interest expense could increase, while the interest we earn on any fixed rate debt investments would not change, adversely affecting our profitability. Our operating results depend in large part on differences between the income from our investments, net of credit losses and our financing costs. Even when our investments and borrowings are match funded, the income from our investments may respond more slowly to interest rate fluctuations than the cost of our borrowings.

•
Investors may consider whether to buy or sell our common shares based upon the then distribution rate on our common shares relative to the then prevailing market interest rates. If market interest rates go up, investors may expect a higher distribution rate than we are able to pay, which may increase our cost of capital, or they may sell our common shares, if any, and seek alternative investments that offer higher distribution rates. Sales of our common shares may cause a decline in the value of our common shares.

•
When interest rates increase, our interest costs will increase, which could adversely affect our cash flows, our ability to pay principal and interest on our debt, our cost of refinancing our fixed rate debts when they become due and our ability to make or sustain distributions to our shareholders. Additionally, if we choose to hedge our interest rate risk, we cannot be sure that the hedge will be effective or that our hedging counterparty will meet its obligations to us.

We may incur significant debt, which subjects us to the risks involved in leveraged investing.

Subject to market conditions and availability, we may incur significant debt through repurchase or credit facilities (including term loans and revolving facilities), warehouse facilities and structured financing arrangements, public and private debt issuances or otherwise. The amount of leverage we may use will vary depending on our available investment opportunities, our available capital, our ability to obtain and access financing arrangements with lenders and the lenders' and our estimate of the stability of our investment portfolio's cash flow. We anticipate that, following our receipt of a deregistration order, our organizational documents will contain no limit on the amount of debt we may incur, and we would be able to significantly increase the amount of leverage we utilize at any time without approval of our shareholders. The amount of leverage on individual assets may vary, with leverage on some assets substantially higher than others. Leverage can enhance our potential returns but can also exacerbate our losses.

Incurring substantial debt (including preferred share leverage) could subject us to many risks that, if realized, would materially and adversely affect us, including the risk that:

•	our cash flow from operations may be insufficient to make required payments of principal of and interest on the debt or we may fail to comply with covenants contained in our debt instruments;

•	our debt may increase our vulnerability to adverse economic, market and industry conditions with no assurance that our investment yields will increase to match our higher financing costs;

•
we may be required to dedicate a substantial portion of our cash flow from operations to payments on our debt, thereby reducing funds available for operations, future business opportunities, distributions to our shareholders or other purposes; and

•	we may not be able to refinance maturing debts.

We cannot be sure that our leverage strategies will be successful.

The agreements governing any repurchase facilities, bank credit facilities or debt arrangements that we may or have entered will likely require us to provide additional collateral or pay down debt.

Any repurchase or bank credit facilities (including term loans and revolving facilities) or debt arrangements that we may enter, or have entered, into to finance investments may involve the risk that the value of the investments sold by us or pledged to the provider of such repurchase or other bank credit facilities or debt arrangements may decline, and, in such circumstances, we would likely be required to provide additional collateral or to repay all or a portion of the funds advanced thereunder. Posting additional collateral would reduce our liquidity and limit our ability to leverage our assets. If we cannot meet our lender's requirements, the lender might accelerate our indebtedness, increase the interest rate on advanced funds or terminate our ability to borrow additional funds, which could materially and adversely affect our financial condition and ability to implement our investment strategy. Lenders under any repurchase or other bank credit facilities or debt arrangements may also require us to maintain a certain amount of cash or set aside assets sufficient to maintain a specified liquidity position that would allow us to satisfy our collateral obligations. As a result, we may not be able to leverage our assets to maximum capacity, which could reduce our return on assets. If we are unable to meet any such collateral obligations, our financial condition and prospects could deteriorate rapidly. There can be no assurance that we will be able to obtain such financing arrangements on favorable terms, or at all.

In addition, if any of our lenders file for bankruptcy or become insolvent, our investments that serve as collateral under the applicable repurchase or other bank credit facilities or debt arrangement may become subject to bankruptcy or insolvency proceedings, thus depriving us, at least temporarily, of the benefit of those assets. Such an event could restrict our access to additional debt arrangements and therefore increase our cost of capital.

A prolonged economic slowdown, a recession or declining real estate values could materially and adversely affect us.

We believe that the risks associated with our investments will be more severe during periods of economic slowdown or recession, especially if these periods are accompanied by declining real estate values. Consequently, our investment strategy may be adversely affected by prolonged economic downturns or recessions where declining real estate values would likely reduce the level of new mortgage and other real estate related loan originations since borrowers often use the appreciation in the value of their existing properties to support the purchase or investment in additional properties. Borrowers may also be less able to pay principal and interest on our loans if the value of their real estate declines. Further, declining real estate values significantly increase the likelihood that we will incur losses on our loans in the event of default because the value of our collateral may be insufficient to cover our cost on the loan. Any sustained period of increased payment delinquencies, foreclosures or losses could adversely affect our ability to originate or acquire loans, which would materially and adversely affect our results of operations, financial condition, liquidity and business and our ability to make or sustain distributions to our shareholders.

Our business, operations, financial results and liquidity may be materially adversely impacted by the COVID-19 pandemic, and it is not known what the duration of this pandemic will be or what its ultimate adverse impact on us and our business will be, but we expect it will be substantial.

COVID-19 has been declared a pandemic by the World Health Organization and, in response to the outbreak, the U.S. Health and Human Services Secretary has declared a public health emergency in the United States. COVID-19 has had a devastating impact on the global economy, including the U.S. economy, and has resulted in a global economic recession.

These conditions have, and may continue to, materially and adversely impact our business, results of operations and liquidity, and the business, results of operations and liquidity of borrowers we make loans to as part of the repositioning of our portfolio. As a result, borrowers may be unable to generate sufficient cash flow to make payments on or refinance our loans, and we may not recover some or all of any investment we may make. If the current economic conditions continue or worsen for a prolonged period, there is a significant risk that some of our borrowers may default on their debt service obligations owed to us. Borrowers to whom we may make loans may also be impacted by the COVID-19 pandemic in other ways that could result in adverse impacts to them and thus to our investments, including, for example, construction moratoriums, unavailability of construction workers, vendor personnel or labor/employees generally, business impairments of tenants, travel restrictions and event cancellations, supply chain interruptions, significant reductions in demand for certain goods and services, quarantine and “stay-at-home” orders or guidelines and general government-mandated cessation of normal economic activity.

The long-term impact of the COVID-19 pandemic and its aftermath on financial markets is uncertain. To the extent that impact is sustained for an extended period, we may be challenged in obtaining leveraged financing for our investments on acceptable or at all. As a result, our ability to seek the type of returns the market expects from a commercial mortgage REIT investment strategy may be limited for an indefinite period.

In addition, we believe that the risks associated with our investments will be more severe during periods of economic slowdown or recession, especially if these periods are accompanied by declining real estate values. Consequently, our investment strategy may be adversely affected by a prolonged economic downturn or recession related to the COVID-19 pandemic where declining real estate values would likely reduce the level of new mortgage and other real estate related loan originations since borrowers often use the appreciation in the value of their existing properties to support the purchase or investment in additional properties. Any sustained period of increased payment delinquencies, foreclosures or losses resulting from the impact of the COVID-19 pandemic would adversely affect our ability to originate or acquire loans, which would materially and adversely affect our results of operations, financial condition, liquidity and business and our ability to make or sustain distributions to our shareholders.

We cannot predict the extent and duration of the COVID-19 pandemic or the severity and duration of its economic impact, but we expect it will be substantial. Potential consequences of the current unprecedented measures taken in response to the spread of COVID-19 and the current market disruptions and volatility affecting us include, but are not limited to:

•
disruption to our designed timing to fully transition to a mortgage REIT and consequent delays, reduction or elimination of the anticipated benefits our of business transition to a commercial mortgage REIT;

•	the current low market price of our common shares may continue for an indefinite period and could decline further;

•	possible significant declines in the value of our portfolio;

•	our inability to accurately or reliably value our portfolio;

•	our inability to comply with financial covenants that could result in our defaulting under any debt or other leveraged financing arrangements;

•	our maintaining or reducing further the current rate of distributions on our common shares for an extended period of time or suspending our payment of distributions entirely;

•	our failure to pay interest and principal when due on our outstanding debt, which would result in events of default under any debt arrangement;

•	our inability to access debt and equity capital on attractive terms, or at all;

•	increased risk of default or bankruptcy of our borrowers;

•
increased risk of our borrowers being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as going concerns and to pay their debt service obligations owed to us;

•
our and our borrowers’ inability to operate our businesses if the health of our respective management personnel and other employees is affected, particularly if a significant number of individuals are impacted; and

•
reduced economic demand resulting from mass employee layoffs or furloughs in response to governmental action taken to slow the spread of COVID-19, which could impact the continued viability of our borrowers.

Further, the extent and strength of any economic recovery after the COVID-19 pandemic abates, including following any "second wave" or other intensyfying of the pandemic, is uncertain and subject to various factors and conditions. Our business, operations and financial position may continue to be negatively impacted after the COVID-19 pandemic abates and may remain at depressed levels compared to prior to the outbreak of the COVID-19 pandemic and those conditions may continue for an extended period.

We reduced our quarterly distribution rate on our common shares to $0.10 per share; future distributions may remain at this level for an indefinite period or be eliminated and the form of payment could change.

We announced on June 11, 2020 that we had reduced our quarterly cash distributions on our common shares to $0.10 per share. We currently intend to continue to make quarterly distributions to our shareholders. However:

•
our ability to make or sustain the rate of distributions may continue to be adversely affected by the negative impact of the COVID-19 pandemic and its aftermath on our business, results of operations and liquidity;

•
our ability to make distributions is subject to restrictions contained in the 1940 Act (including our managed distribution plan exemptive order from the SEC), the terms of our Auction Rate Preferred Shares and our existing credit facility; it may also be subject to restrictions in future debt service obligations we may incur; any of these arrangement may limit or prohibit our ability to make distributions to shareholders; and

•
our distribution rate is set and reset from time to time by our Board of Trustees. The timing, amount and form of future distributions will be determined at the discretion of our Board of Trustees and will depend upon various factors that our Board of Trustees deems relevant, including our historical and projected income, the then-current and expected needs and availability of cash to pay our obligations and fund our investments, distributions which may be required to be paid to maintain our qualification for taxation as a RIC (or REIT following the receipt of our deregistration order), limitations on distributions contained in our financing arrangements and other factors deemed relevant by our Board of Trustees in its discretion. Accordingly, future distribution rates may be increased or decreased and there is no assurance as to the rate at which future distributions will be paid.

For these reasons, among others, our distribution rate may not increase for an indefinite period and could be eliminated.

In order to preserve liquidity, we may elect to pay distributions to our shareholders in part in a form other than cash, such as issuing additional common shares of ours to our shareholders, as permitted by the applicable tax rules.

The phase out or transitioning of LIBOR may negatively impact our business, financial results and cash flows.

We expect that debt investments we make will provide for interest to be paid to us at floating rates based upon LIBOR. Future debt financing arrangements that we may enter may require interest based upon LIBOR. LIBOR is currently expected to be phased out in 2021. We expect that our loan agreements with our borrowers will generally provide for alternative rate calculations if LIBOR is not able to be determined. Further, we may negotiate with our borrower a new interest rate index and other provisions to maintain the intent of the original loan arrangements. We currently expect that the determination of interest under our loan agreements with our borrowers would be revised as provided under the agreements or amended as necessary to provide for an interest rate that approximates the existing interest rate as calculated in accordance with LIBOR. We also currently expect that the determination of interest under any other then existing debt financing arrangements would be similarly revised or amended as necessary for this same purpose. Despite our current expectations, we cannot be sure that, if LIBOR is phased out or transitioned, the changes to the determination of interest under our agreements would approximate the current calculation in accordance with LIBOR. We do not know what standard, if any, will replace LIBOR if it is phased out or transitioned. If the determination of interest does not, or if we cannot forecast with sufficient confidence that it will, approximate the current calculation in accordance with LIBOR, we may incur additional costs, our investment income, net of interest expense, may decline, we may lose investment opportunities or make unsuccessful investments due to not being able to accurately price our proposed investments and our cash flows may be negatively impacted.

We may be subject to lender liability claims and, if we are held liable under such claims, we could be subject to losses.

A number of judicial decisions have recognized the rights of borrowers to sue lending institutions on the basis of various evolving legal theories, collectively termed "lender liability." Generally, lender liability is founded on the premise that a lender has either violated a duty, whether implied or contractual, of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. We cannot be sure that such claims will not arise or that we will not be subject to significant liability and losses if claims of this type arise.

State licensing requirements may cause us to incur expenses and our failure to be properly licensed may have a material adverse effect on our operations.

We or our Advisor may be required to hold licenses in a number of U.S. states to conduct lending activities. State licensing statutes vary from state to state and may prescribe or impose, among other things:

•	various recordkeeping requirements;

•	restrictions on loan origination and servicing practices, including limits on finance charges and the type, amount and manner of charging fees;

•	disclosure requirements;

•	requirements that licensees submit to periodic examination;

•	surety bond and minimum specified net worth requirements;

•	periodic financial reporting requirements;

•	notification requirements for changes in principal officers, share ownership or corporate control;

•	restrictions on advertising; and

•	requirements that loan forms be submitted for review.

There is no guarantee that we or our Advisor will be able to obtain these licenses, and efforts to obtain and maintain such licenses may cause us to incur significant expenses. Any failure to be properly licensed under state law or otherwise may have a material adverse effect on us and our operations.

B-Notes are subordinated and have individually negotiated terms, which may result in losses to us.

We may originate or acquire B-Notes. A B-Note is a mortgage loan typically (a) secured by a first mortgage on a single commercial property or group of related properties and (b) subordinated to an A-Note secured by the same first mortgage on the same collateral. The rights associated with the B-Note are subordinate to the rights associated with the A-Note. If the borrower whose mortgage is divided into an A-Note and a B-Note defaults, there may not be sufficient value in the collateral property remaining for B-Note holders after payment to the A-Note holders. Because each transaction is individually negotiated, B-Notes can vary in their structural characteristics and risks. For example, the rights of holders of B-Notes to control the process following a borrower default vary from transaction to transaction. Losses we suffer investing in B-Notes could be material.

Subordinated and mezzanine loans involve greater risks of loss than first mortgage whole loans.

We may originate or acquire subordinated and mezzanine loans, which are loans secured by junior mortgages on the underlying collateral property or loans secured by a pledge of the ownership interests of either the entity owning the property or a pledge of the ownership interests in the entity that owns the interest in the entity owning the property. Subordinated loans have less priority and rights than senior or first mortgages. Mezzanine loans secured by a pledge of ownership interests in an entity are by their nature structurally subordinated to financings that are secured directly by the collateral property. Subordinated and mezzanine loans involve a higher degree of risk than first mortgage whole loans because they rank behind senior loans and may become unsecured as a result of foreclosure by senior lenders. In the event of a bankruptcy of an entity providing the pledge of its ownership interests as security, we may not have full recourse to the assets of such entity, or the assets of the entity may not be sufficient to satisfy our mezzanine loan. If borrowers default on our subordinated loans, mezzanine loans or debt senior to our loans, or in the event of borrowers' bankruptcies, our subordinated loans and mezzanine loans will be satisfied only after the senior debts, and we may not recover some or all of our subordinated loans and mezzanine investments. In addition, subordinated loans and mezzanine loans may have higher LTV ratios than other CRE mortgage loans, resulting in less equity in the collateral properties and increasing the risk of loss of principal. Losses we suffer with respect to our subordinated loans and mezzanine loans could be material.

Our management structure and agreements and relationships with our Advisor and RMR LLC and RMR LLC's and its controlling shareholder's relationships with others may create conflicts of interest, or the perception of such conflicts, and may restrict our investment activities.

We are subject to conflicts of interest arising out of our relationship with our Advisor, The RMR Group LLC, or RMR LLC, their affiliates and entities to which they provide management services. Our Advisor is a subsidiary of RMR LLC, which is a majority owned operating subsidiary of The RMR Group Inc., or RMR Inc. One of our Managing Trustees, Adam Portnoy, as the sole trustee of ABP Trust, is the controlling shareholder of RMR Inc., a managing director and the president and chief executive officer of RMR Inc. and an officer and employee of RMR LLC. He is also a managing director or managing trustee of all the other public companies to which RMR LLC or its subsidiaries provide management services, including us.

Jennifer B. Clark, our other Managing Trustee and our Secretary and Chief Legal Officer, is also an officer and employee of our Advisor and RMR LLC. Our other executive officers may be officers and/or employees of our Advisor and RMR LLC. Ms. Clark and any other executive officer that also serves as an officer and/or employee of our Advisor and RMR LLC will have duties to our Advisor and RMR LLC, as well as to us, and we do not have their undivided attention. They and other RMR LLC personnel may have conflicts in allocating their time and resources between us and RMR LLC and other companies to which RMR LLC or its subsidiaries provide services.

Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR LLC or its subsidiaries provide management services.

We are one of two publicly owned entities managed by our Advisor, RMR LLC or their subsidiaries that invests primarily in first mortgage loans secured by middle market and transitional CRE located in the United States. Our Advisor, RMR LLC, their affiliates and the entities to which they provide management services are generally not prohibited from competing with us. In addition, Tremont Realty Advisors LLC, or TRA, an affiliate of our Advisor and RMR LLC, currently manages Centre Street Finance LLC, or CSF, another entity which is a wholly owned subsidiary of ABP Trust and which actively invests or seeks to invest primarily in first mortgage whole loans secured by middle market and transitional CRE located in the United States and has discussions with other investors from time to time about originating and managing real estate mortgage investments for them, and may undertake such activities. In addition, our Advisor, RMR LLC and their subsidiaries may sponsor or manage other funds, REITs or other entities, including entities that make investments like the investments we intend to make, and including entities in which our Advisor, its affiliates or personnel may have a controlling, sole or substantial economic interest. As a result, conflicts of interests may exist with respect to the allocation of investment opportunities. Our Advisor and TRA have an allocation policy to address the fair allocation of mortgage loans and other investment opportunities as among us and any other client managed by our Advisor and its affiliates. Subject to any applicable restrictions under the 1940 Act prior to our receipt of a deregistration order, our Advisor, RMR LLC and their subsidiaries may resolve these conflicts in good faith and in their fair and reasonable discretion and may allocate investments, including those within our investment objectives, to RMR LLC and its other clients, including clients in which our Advisor, its affiliates or their personnel may have a controlling, sole or substantial economic interest. Accordingly, we may lose investment opportunities to, and may compete for investment opportunities with, other businesses managed by our Advisor, RMR LLC or their subsidiaries.

In addition to the fees payable to our Advisor under our advisory agreement, our Advisor and its affiliates may benefit from other fees paid to it in respect of our investments. For example, if we securitize some of our CRE loans, our

Advisor or its affiliates may act as the collateral manager for such securitizations. In any of these or other capacities, our Advisor and its affiliates may receive fees for their services if approved by a majority of our Independent Trustees.

Additionally, once we are no longer registered as an investment company under the 1940 Act, we may enter into transactions with our Advisor, RMR LLC, their affiliates or entities managed by them or their subsidiaries. In particular, we may provide financing to entities managed by our Advisor, RMR LLC and their subsidiaries or co-invest with, purchase assets from, sell assets to or arrange financing from any such entities. In addition to his investments in RMR Inc. and RMR LLC, Adam Portnoy holds equity investments in other companies to which RMR LLC or its subsidiaries provide management services and some of these companies have significant cross ownership interests, including, for example: as of December 31, 2019, Adam Portnoy beneficially owned, in aggregate, approximately 35.3% (6.3% as of January 1, 2020) of Five Star Senior Living Inc.'s outstanding common stock (including through ABP Trust), 1.2% of Industrial Logistics Properties Trust's outstanding common shares, 1.5% of Office Properties Income Trust's outstanding common shares, 1.1% of Diversified Health Care Trust's (formerly known as Senior Housing Property Trust) outstanding common shares, 1.1% of Service Properties Trust's outstanding common shares, 19.4% of Tremont Mortgage Trust's outstanding common shares (including through Tremont Realty Advisors LLC), 2.3% of our outstanding common shares (including through our Advisor) and 4.0% of TravelCenters of America Inc.'s outstanding common shares (including through RMR LLC). Additionally, ABP Trust, through CSF, a subsidiary that it currently wholly owns, invests in mortgage origination opportunities similar to those we intend to pursue. Our executive officers may also own equity investments in other companies to which our Advisor, RMR LLC or their subsidiaries provide management services. These multiple responsibilities, relationships and cross ownerships could give rise to conflicts of interest or the perception of such conflicts of interest with respect to matters involving us, RMR Inc., RMR LLC, our Managing Trustees, the other companies to which RMR LLC or its subsidiaries provide management services and their related parties. Conflicts of interest or the perception of conflicts of interest could have a material adverse impact on our reputation, business and the market price of our common shares and other securities and we may be subject to increased risk of litigation as a result.

Following deregistration under the 1940 Act, we cannot be sure that our Code of Conduct or other procedural protections we adopt will be sufficient to enable us to identify, adequately address or mitigate actual or alleged conflicts of interest or ensure that our transactions with related persons are made on terms that are at least as favorable to us as those that would have been obtained with an unrelated person. Conflicts of interest or the perception of conflicts of interest could have a material adverse impact on our reputation and business and the market price of our common shares and other securities.

Submission of Proposals to a Vote of Shareholders

A special meeting of shareholders of the Fund was held on April 22, 2020. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

Proposal	Votes for	Votes against	Votes abstained	Broker Non-Vote
Common and Preferred Shares
To consider and vote upon a change in the Fund's business from a registered investment company that makes equity investments in real estate companies to a real estate investment trust engaged in the business of originating and investing in first mortgage whole loans secured by middle market and transitional commercial real estate and to amend the Fund's fundamental investment objectives and restrictions, and status as a "diversified" fund, to permit the Fund to engage in its new business (the "Business Change Proposal").	3,877,108.715	490,259.024	146,713.507	1,253,492.374

To ratify the selection of RSM US LLP ("RSM") as our independent registered public accounting firm.	5,321,823.211	243,900.982	201,849.427	—

An annual meeting of shareholders of the Fund was held on May 22, 2020. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

Proposal	Votes for	Votes against	Votes abstained	Broker Non-Vote
Common and Preferred Shares
Election of John L. Harrington as trustee until the 2023 election	6,727,152.611	934,678.219	107,542.373	—

On May 22, 2020, Joseph L. Morea resigned from his position as an Independent Trustee, effective immediately. Mr. Morea advised the Board that the reasons for his resignation were not the result of any disagreement with RMRM. The Board of Trustees, based on the recommendation of RMRM’s Nominating Committee, elected Barbara D. Gilmore as an Independent Trustee, effective immediately. In addition to Mr. Harrington and Ms. Gilmore, the following other trustees continued in office after the Fund’s annual meeting: Adam D. Portnoy, Jennifer B. Clark and Jeffrey P. Somers.

RMR Mortgage Trust
Dividend Reinvestment Plan
Our board of trustees has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan. If you are a registered shareholder of our common shares, you may elect to participate in the Plan. You are not eligible to participate in the Plan if you hold our common shares in “street name”, but your bank or broker may have its own dividend reinvestment plan that you may be able to participate in. You need to contact your bank or broker to determine if it offers such a plan, whether you are eligible to participate and how you can enroll in that plan.
If you are a registered shareholder and you elect to participate in the Plan, you will have all your cash distributions invested in common shares. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Equiniti Trust Company is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from us. The plan agent will use all funds received from participants through the Cash Purchase Option to purchase our shares in the open market or will return such funds to participants. If you do not elect to participate in the Plan, you will receive all distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.
The number of our common shares you will receive if you participate in the Plan will be determined as follows:

(1)
If, on a distribution payment date for us the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase our common shares in the open market, on the NYSE American or elsewhere, for your account prior to the next ex-dividend date (or 30 days after the distribution payment date, whichever is sooner). It is possible that the market price for our common shares may increase or decrease before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may be higher or lower than the market price at the time of valuation, resulting in the purchase of fewer or more shares than if the distribution had been paid to you in common shares newly issued by us. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for us, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, we will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you (which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.
The plan agent is not authorized to make any purchases of shares for a "Prohibited Account". A "Prohibited Account" is an account of any participant whose share ownership (aggregating Plan shares and shares owned outside the Plan) exceeds 9.8% of our total outstanding shares, or whose share ownership we reasonably believes would exceed 9.8% of our total outstanding shares after giving effect to a dividend reinvestment coupled with a maximum $10,000 voluntary cash payment purchase. Dividends or Cash Purchase Option payments which may result in such prohibited transactions will be paid to you in cash.
We will pay the plan agent's administrative fees. There will be no brokerage commission charged with respect to common shares issued directly by us. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of our shares pursuant to the Plan including the Cash Purchase Option.
We may amend or terminate our Plan or the Cash Purchase Option if our board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.
Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in our common shares will not relieve you of tax obligations arising from your receipt of those distributions even though you do not receive any cash.
All correspondence* about the Plan should be directed to EQ Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to EQ Shareowner Services, 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

* Shareholders who hold our shares in "street name", that is, through a broker, financial adviser or other intermediary, should not contact the Administrator with Plan correspondence, opt-in Cash Purchase Option or other requests. If you own your shares in street name, you must instead contact your broker, financial adviser or intermediary.

Trustees and Officers

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]

Interested Trustees[3]

Adam D. Portnoy (1970)	Class II Managing Trustee to serve until 2021; Portfolio Manager of the Fund; since 2007 (Class II Trustee since 2009)
Director of RMR Advisors since 2007, President of RMR Advisors from 2007 to 2017 and Chief Executive Officer of RMR Advisors from 2015 to 2017; Managing Director, President and Chief Executive Officer of The RMR Group Inc. since 2015; Director of RMR LLC from 2006 to 2015 and President and Chief Executive Officer of RMR LLC since 2006; President and Chief Executive Officer of the Company from 2007 to 2015; Director of Tremont Realty Advisors LLC since 2016 and President and Chief Executive Officer from 2016 to 2017; Managing Trustee of Tremont Mortgage Trust since 2017; Managing Trustee of Service Properties Trust since 2007; Managing Trustee of Diversified Healthcare Trust since 2007; Managing Trustee of Office Properties Income Trust; Managing Trustee of Select Income REIT from 2011 to 2018; Managing Trustee of Industrial Logistics Properties Trust since 2017; Managing Director of TravelCenters of America Inc. since 2018; Managing Director of Five Star Senior Living Inc. since 2018; owner and Director of Sonesta International Hotels Corporation since 2012; currently serves as the Honorary Consul General of the Republic of Bulgaria in Massachusetts; currently serves on the Board of Directors of Pioneer Institute; previously served on the Board of Governors for the National Association of Real Estate Investment Trusts and the Board of Trustees of Occidental College; and prior to joining RMR LLC in 2003, was investment banker at Donaldson, Lufkin & Jenrette, worked in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of the World Bank Group), and previously founded and served as CEO of a privately financed telecommunication company.
1
See notes on page 35.

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]
Jennifer B. Clark (1961)	Class III Managing Trustee of the Fund to serve until 2022; Secretary and Chief Legal Officer (serves at the discretion of the Board), since 2002 (Class III Trustee since 2019)
President and Chief Executive Officer of RMR Advisors since 2019, Director of RMR Advisors since 2015, Secretary of RMR Advisors since 2002, General Counsel of RMR Advisors since 2017, Executive Vice President of the Advisor from 2017 to 2018, Vice President of RMR Advisors from 2007 to 2017, and Chief Legal Officer of RMR Advisors from 2007 to 2017; Director of Tremont Realty Advisors LLC since 2018, Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Managing Director of The RMR Group Inc. since 2018; Managing Trustee of Diversified Healthcare Trust since 2018; Managing Director of Five Star Senior Living Inc. since 2020; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015 and Executive Vice President and General Counsel of RMR LLC since 2008; Director of Sonesta International Hotels Corporation since 2012; Secretary of Service Properties Trust since 2008; Secretary of Diversified Healthcare Trust since 2008; Secretary of Five Star Senior Living Inc. since 2012; Secretary of TravelCenters of America Inc. since 2007; Secretary of Office Properties Income Trust since 2009; Secretary of Tremont Mortgage Trust since 2017; Secretary of Industrial Logistics Properties Trust since 2017, and Secretary of Select Income REIT from 2011 to 2018.
1
See notes on page 35.

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]

Independent Trustees

John L. Harrington (1936)	Class I Independent Trustee to serve until 2023; since 2003
Trustee of the Yawkey Foundation (a charitable trust) since 1982 (Chairman of the Board from 2002 to 2003 and since 2007) and Executive Director of the Yawkey Foundation from 1982 to 2006; Trustee of the JRY Trust (a charitable trust) from 1982 to 2009; President of Boston Trust Management Corp. from 1981 to 2006; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and Vice President and Chief Financial Officer prior to that time; Principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008; represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002; Director of Fleet Bank from 1995 to 1999; Director of Shawmut Bank of Boston from 1986 to 1995; member of the Major League Baseball Executive Council from 1998 to 2001; Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980; Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972; Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970; Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966; Independent Trustee of Service Properties Trust since 1995 and Lead Independent Trustee since 2015; Independent Trustee of Diversified Healthcare Trust since 1999; and Independent Trustee of Office Properties Income Trust since 2009; Independent Trustee of Tremont Mortgage Trust since 2017.
1

Jeffrey P. Somers (1943)	Class II Independent Trustee to serve until 2021; since 2009
Of Counsel, Morse, Barnes-Brown & Pendleton, PC (law firm) since 2010 (Equity Member from 1995 to 2009 and Managing Member for six of those years); Director of Cantella Management Corp. (holding company for Cantella & Co., Inc., an SEC registered broker dealer) from 2002 until January 2014, when the company was acquired by a third party; Independent Trustee of Tremont Mortgage Trust from 2017 to 2020; Independent Trustee of Diversified Healthcare Trust (formerly Senior Housing Properties Trust) since 2009 and Lead Independent Trustee from 2015 to 2019; Independent Trustee of Office Properties Income Trust since 2009; Independent Trustee of Select Income REIT from 2012 to 2018; Trustee of Pictet Funds from 1995 to 2001; previously a Trustee of Glover Hospital, a private not for profit regional hospital.
1
See notes on page 35.

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Principal occupation(s) or employment in past 5 years and other public company directorships held by Trustee in past 5 years.	Number of portfolios in fund complex overseen by Trustee[2]
Barbara D. Gilmore[4] (1950)	Class III Independent Trustee to serve until 2022; since 2020	Professional law clerk at the United States Bankruptcy Court, Eastern Division of the District of Massachusetts (2015 to 2018); Partner at Sullivan & Worcester LLP (1993 to 2000); Independent Director of Five Star Senior Living Inc. since 2004; Independent Director of TravelCenters of America Inc since 2007 (Lead Independent Director since 2019); Independent Trustee of Office Properties Trust since 2009.	1
_________________________

1.	The business address of each trustee is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

2.	RMR Funds is a fund complex consisting of the Fund.

3.
“Interested Trustees” are trustees who are “interested persons” of the Fund within the meaning of the 1940 Act. Adam Portnoy and Jennifer B. Clark are each an “interested person”, as defined by the 1940 Act, of the Fund as a result of their ownership of, and/or current positions with, RMR Advisors, the Fund’s investment adviser, The RMR Group LLC (the parent of RMR Advisors), and The RMR Group Inc. (a majority owner of RMR Advisors).

4.
Joseph L. Morea resigned from his position as an Independent Trustee on May 22, 2020, effective immediately. The Board of Trustees, based on the recommendation of the Fund's Nominating Committee, elected Barbara D. Gilmore as an Independent Trustee, effective immediately to serve the remainder of Mr. Morea’s term as the Independent Trustee in Class III.

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer[2]

Executive Officers

Fernando Diaz (1968)	President (serves at the discretion of the Board); Senior Portfolio Manager of the Fund; since 2015	Vice President and Portfolio Manager of the Fund from 2007 to 2015; Vice President of RMR Advisors since 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group from 2001 to 2006; and Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC from 2006 to 2007. Vice President of Credit Risk and Analysis of RMR LLC since 2019.	1

Brian E. Donley (1974)	Chief Financial Officer and Treasurer (serves at the discretion of the Board); since 2019	Vice President of RMR LLC since 2019; and Chief Financial Officer and Treasurer of Service Properties Trust since 2019; Senior Director of Portfolio Accounting of RMR LLC from 2014 to 2018; Assistant Vice President and Controller of RMR LLC from 2007 to 2014.	1

Jennifer B. Clark (1961)	Secretary and Chief Legal Officer (serves at the discretion of the Board); since 2002; Class III Managing Trustee of the Fund to serve until 2022
President and Chief Executive Officer of RMR Advisors since 2019, Director of RMR Advisors since 2015, Secretary of RMR Advisors since 2002, General Counsel of RMR Advisors since 2017, Executive Vice President of the Advisor from 2017 to 2018, Vice President of the Advisor from 2007 to 2017, and Chief Legal Officer of RMR Advisors from 2007 to 2017; Director of Tremont Realty Advisors LLC since 2018, Executive Vice President, General Counsel and Secretary of Tremont Realty Advisors LLC since 2016; Managing Director of The RMR Group Inc. since 2018; Managing Trustee of Diversified Healthcare Trust since 2018; Managing Director of Five Star Senior Living Inc. since 2020; Executive Vice President, General Counsel and Secretary of The RMR Group Inc. since 2015; Secretary of RMR LLC since 2015 and Executive Vice President and General Counsel of RMR LLC since 2008; Director of Sonesta International Hotels Corporation since 2012; Secretary of Service Properties Trust since 2008; Secretary of Diversified Healthcare Trust since 2008; Secretary of Five Star Senior Living Inc. since 2012; Secretary of TravelCenters of America Inc. since 2007; Secretary of Office Properties Income Trust since 2009; Secretary of Tremont Mortgage Trust since 2017; Secretary of Industrial Logistics Properties Trust since 2017, and Secretary of Select Income REIT from 2011 to 2018.
			1
See notes on page 38.

Name, Address and Year of Birth[1]	Position held with the Fund, current term and length of time served	Other principal occupation(s) in past 5 years.	Number of portfolios in fund complex overseen by Officer[2]
Vern D. Larkin (1970)	Chief Compliance Officer (serves at the discretion of the Board) and Director of Internal Audit (serves at the discretion of the Audit Committee); since 2012
Chief Compliance Officer of the Advisor since 2012 and Director of Internal Audit since 2017; Chief Compliance Officer and Director of Internal Audit of Tremont Realty Advisors LLC since 2016; Director of Internal Audit of RMR LLC since 2016; Director of Internal Audit of The RMR Group Inc. since 2015; Director of Internal Audit of Service Properties Trust, Office Properties Income Trust, Diversified Healthcare Trust, Five Star Senior Living Inc. and TravelCenters of America Inc. since 2012; Director of Internal Audit of Select Income REIT from 2012 to 2018; Director of Internal Audit of Tremont Mortgage Trust since 2017; Director of Internal Audit of Industrial Logistics Properties Trust since 2018; Vice President, General Counsel and Secretary of Five Star Senior Living Inc. from 2011 to 2012; Senior Vice President of RMR LLC from 2011 to 2012; and attorney at Skadden, Arps, Slate, Meagher & Flom LLP from 1998 to 2011.
1
________________________

1.	The business address of each executive officer is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

2.	RMR Funds is a fund complex consisting of the Fund.

WWW.RMRFUNDS.COM

Item 2. Code of Ethics.

The information is only required for the annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

The information is only required for the annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The information is only required for the annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

The information is only required for the annual report on Form N-CSR.

Item 6. Investments.

The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information is only required for the annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The information is only required for the annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the six months ended June 30, 2020, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

A.
The registrant has pledged portfolio securities as collateral to secure an outstanding loan balance with a lender who is also the registrant's securities lending counterparty. The registrant permits, subject to certain conditions, its lender and securities lending counterparty, as principal and not as agent for the registrant, to rehypothecate such pledged portfolio securities up to the amount of the loan balance outstanding. The registrant receives a portion of the fees earned by its lender and securities lending counterparty in connection with this permitted rehypothecation of portfolio securities. The revenue split represents an amount agreed between the registrant and its lender as part of the economic terms on which such lender extends credit to the registrant. The registrant does not otherwise engage in any securities lending activities.

(a) The gross income earned by the registrant's lender from the permitted rehypothecation of the registrant's pledged portfolio securities was $64,301 for the fiscal year ended December 31, 2019.

(b) The share of the revenue generated by the permitted rehypothecation of the registrant's pledged portfolio securities that was retained by the registrant's lender and securities lending counterparty was $19,289 for the fiscal year ended December 31, 2019. The registrant does not pay its lender and securities lending counterparty any fees, rebates or other compensation in connection with the permitted rehypothecation of the registrant's pledged portfolio securities other than revenue split. The registrant's credit agreement with its lender contains other economic terms, such as interest rate and unused facility fees, that the registrant believes are unrelated to the permitted rehypothecation of the registrant's pledged portfolio securities.

(c) The net income the registrant received from its lender's permitted rehypothecation of the registrant's pledged portfolio securities was $45,001 for the fiscal year ended December 31, 2019.

B.	Other than acting as the registrant's creditor, the registrant's lender and securities lending counterparty does not provide any services to the registrant in connection with securities lending.

Reference is made to the report to shareholders filed under Item 1 of this Form N-CSR for additional details regarding the arrangements described in response to this Item 12.

Item 13. Exhibits.

(a)	Certification of principal executive officer of the registrant as required by Rule 30a-2(a) under the 1940 Act is attached hereto.

(b)	Certification of principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act is attached hereto.

(c)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(d)	19a-1 notices, pursuant to the terms of the exemptive relief granted on April 20, 2010 (Investment Company Act of 1940 Release No. 29213, File No. 812-13058-06) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR MORTGAGE TRUST
By:

/s/ Fernando Diaz
Fernando Diaz
President
Date: August 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Fernando Diaz
Fernando Diaz
President
Date: August 3, 2020

By:

/s/ Brian E. Donley
Brian E. Donley
Treasurer and Chief Financial Officer
Date: August 3, 2020